As filed with the Securities and Exchange Commission on
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November 26, 2008
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Registration No. 333-117134
811-21598

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-1A
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	REGISTRATION STATEMENT UNDER THE SECURITIES	/ X /
	ACT OF 1933	----
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	Pre-Effective Amendment No.	/ /
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	Post-Effective Amendment No. 5	/ X /
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	and	----
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	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
----
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	Amendment No. 6	/ X /
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	(Check appropriate box or boxes)	----

PUTNAM RETIREMENTREADY FUNDS
(Exact name of registrant as specified in charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)

Registrant's Telephone Number, including Area Code
(617) 292-1000

It is proposed that this filing will become effective
(check appropriate box)

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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on November 30, 2008 pursuant to paragraph (b)
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----
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
----
/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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BETH S. MAZOR, Vice President
PUTNAM RETIREMENTREADY FUNDS
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:
JOHN W. GERSTMAYR, Esquire
ROPES & GRAY LLP
One International Place
Boston, Massachusetts 02110

Putnam
RetirementReady®
Funds

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11|30|08
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Prospectus

CONTENTS
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Fund summaries	2
Goals	2
Main investment strategies	2
Main risks	4
Investor profile	5
Past performance	6
Costs associated with your investment	15

What are the goals, main investment
strategies and related risks of the
underlying Putnam funds?	22

Who oversees and manages the funds?	46

How do the funds price their shares?	50

How do I buy fund shares?	52

How do I sell or exchange fund shares?	59

Policy on excessive short-term trading	62

Distribution plans and payments
to dealers	66

Fund distributions and taxes	69

Financial highlights	71

Appendix A	93
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Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

Class A, B, C, M, R andY shares

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages these funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may be eligible for a reduced sales charge. See How do I buy fund shares? for details.

Fund summaries

GOALS

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Each of the 2050 Fund, 2045 Fund, 2040 Fund, 2035 Fund, 2030 Fund, 2025 Fund, 2020 Fund, 2015 Fund and 2010 Fund (the target date funds) seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. The Maturity Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

Each target date fund employs an asset allocation strategy designed for investors planning to retire (or otherwise begin using the invested funds) in or about the calendar year designated in the fund’s name. Amounts invested in each fund are allocated among other Putnam funds based on the fund’s target date. The target percentages for each fund gradually change over time based on the number of years that remain until the target date of the fund so that a fund’s asset allocation will become more conservative as the fund approaches its target date. The asset allocation of each fund is designed to provide an investment that Putnam Management believes is neither overly aggressive nor overly conservative for a typical investor planning to retire (or otherwise begin using the invested funds) in the target year.

After each target fund reaches its target date, the term “Maturity” will be added to its name. (For instance, in 2030, Putnam RetirementReady 2030 Fund will be renamed Putnam RetirementReady 2030 Maturity Fund.) The fund’s target percentages will then continue to change during the next five years to increase emphasis on income and to approach those of the Maturity Fund. When the fund’s target percentages correspond to those of the Maturity Fund, the fund will become part of the Maturity Fund.

The Maturity Fund is designed for investors who are already in retirement or who plan to retire (or otherwise begin using the invested funds) in the near future. The Maturity Fund, which has an asset allocation weighted toward fixed income and money market funds, is

2   P R O S P E C T U S

gradually changing its target allocation percentages until 2010, when they are expected to approximate the percentages shown in the last column of the table below and generally remain fixed thereafter.

The target percentages, as of September 30, 2008, for the underlying Putnam funds in which the funds invest are shown in the table below. The target date funds’ assets will be allocated among a different set of underlying funds on or about January 26, 2009. See Appendix A for more information.

Target Allocations as of September 30, 2008

											Maturity Fund
Underlying	2050	2045	2040	2035	2030	2025	2020	2015	2010	Maturity	in 2010 and
Putnam fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	thereafter*

Putnam Voyager Fund	15%	15%	15%	14%	13%	13%	11%	8%	5%	3%	0%

The Putnam Fund for
Growth & Income	8%	8%	7%	7%	7%	6%	6%	4%	1%	0%	0%

Putnam Equity Income Fund	8%	8%	7%	7%	7%	6%	6%	4%	3%	9%	13%

Putnam Investors Fund	15%	15%	15%	14%	13%	13%	11%	8%	5%	3%	0%

Putnam Vista Fund	4%	4%	3%	3%	3%	3%	2%	1%	0%	0%	0%

Putnam Mid Cap Value Fund	4%	4%	3%	3%	3%	3%	2%	1%	0%	0%	0%

Putnam Capital
Opportunities Fund	11%	11%	10%	9%	8%	8%	8%	6%	5%	2%	0%

Putnam International
Equity Fund	10%	10%	9%	8%	8%	6%	4%	3%	2%	0%	0%

Putnam International
New Opportunities Fund	10%	10%	9%	9%	8%	7%	4%	1%	0%	0%	0%

Putnam International
Growth & Income Fund	10%	10%	9%	9%	8%	7%	4%	1%	0%	0%	0%

Putnam Income Fund	2%	2%	4%	5%	7%	9%	12%	12%	10%	3%	0%

Putnam Diversified
Income Trust	0%	1%	3%	5%	7%	9%	12%	17%	21%	16%	13%

Putnam HighYield
Advantage Fund	2%	2%	2%	4%	5%	5%	5%	5%	5%	5%	5%

Putnam Income
Strategies Fund	0%	0%	0%	0%	0%	0%	5%	16%	26%	39%	50%

Putnam Money Market Fund	1%	2%	3%	3%	4%	6%	9%	13%	18%	20%	20%

Equity	95%	92%	88%	83%	78%	71%	59%	41%	27%	26%	25%

Fixed Income	5%	8%	12%	17%	22%	29%	41%	59%	73%	74%	75%

* Because of rounding in the calculation of allocations among underlying Putnam funds, actual allocations might be more or less than these percentages.

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3   P R O S P E C T U S

Putnam Management will periodically rebalance each fund’s investments towards its target percentages as then in effect.

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In deciding which fund is right for you, you may wish to consider a number of factors in addition to a fund’s target date, including your age, how your fund investment will fit into your overall investment program, and whether you are looking for a more aggressive or more conservative allocation.

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MAIN RISKS

Investments in a fund are generally subject to the risks of investments in the underlying Putnam funds in which a fund invests. The value of your investment in a fund will be affected by both the fund’s asset allocation among the underlying Putnam funds and the performance of such underlying Putnam funds.

The main risks that could adversely affect the value of a fund’s shares and the total return on your investment include:

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► The risk that our allocation of investments among the underlying Putnam funds may adversely affect the fund’s performance. Although Putnam Management has discretion to change a fund’s target percentages as well as the underlying funds in which a fund invests at any time without notice to shareholders, it does not expect to make such changes frequently.

The risk that the stock price of one or more of the companies in an underlying Putnam fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments. This risk is also generally greater for funds, such as the 2050 Fund, the 2045 Fund and the 2040 Fund which have the greatest equity exposures.

► The risk that movements in financial markets will adversely affect the price of an underlying Putnam fund’s investments, regardless of how well the companies in which we invest perform. This risk is also generally greater for funds, such as the 2050 Fund, the 2045 Fund and the 2040 Fund which have the greatest equity exposures.

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4   P R O S P E C T U S

► The risk that the prices of an underlying Putnam fund’s fixed-income investments will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities and for mortgage-backed investments. This risk is also generally greater for funds, such as the Maturity Fund, the 2010 Fund and the 2015 Fund, that currently have an asset allocation that emphasizes fixed-income funds.

► The risk that the issuers of an underlying Putnam fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment grade in quality. This risk is also generally greater for funds, such as the Maturity Fund, the 2010 Fund and the 2015 Fund, that currently have an asset allocation that emphasizes fixed-income funds.

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► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. These risks are also generally greater for funds, such as the 2050 Fund, the 2045 Fund, the 2040 Fund, the 2035 Fund, the 2030 Fund and the 2025 Fund, that currently have an asset allocation that emphasizes international funds.

You can lose money by investing in a fund. A fund may not achieve its goal, and is not intended as a complete investment program. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

Each of the 2050 Fund, 2045 Fund, 2040 Fund, 2035 Fund, 2030 Fund, 2025 Fund, 2020 Fund, 2015 Fund and 2010 Fund seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. The Maturity Fund seeks as high a rate of current income as Putnam Management

5   P R O S P E C T U S

believes is consistent with preservation of capital. Each fund discourages short-term trading activity. A fund should not be your sole investment. However, a fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Ask your financial representative for details.

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PAST PERFORMANCE

The performance information below gives some indication of the risks and potential rewards associated with an investment in each of the funds and why a long-term investment horizon is important. The bar charts show calendar year returns and the average annual total return for each fund’s class A shares.

Performance figures in the bar charts below do not reflect the impact of sales charges. If they did, performance would be less than that shown. Although this information can be valuable, it is important to remember that past performance is not necessarily an indication of future results.

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► Year-to-date performance through 9/30/08 was –22.51%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 8.09% to $1,081.

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 4.64% to $954.

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6   P R O S P E C T U S

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► Year-to-date performance through 9/30/08 was –22.17%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 8.09% to $1,081.

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 4.45% to $956.

► Year-to-date performance through 9/30/08 was –21.59%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 7.73% to $1,077.

7   P R O S P E C T U S

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 4.28% to $957.

► Year-to-date performance through 9/30/08 was –20.86%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 7.37% to $1,074.

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 4.04% to $960.

8   P R O S P E C T U S

► Year-to-date performance through 9/30/08 was –20.06%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 6.99% to $1,070.

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 3.70% to $963.

► Year-to-date performance through 9/30/08 was –18.86%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 6.60% to $1,066.

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 3.31% to $967.

9   P R O S P E C T U S

► Year-to-date performance through 9/30/08 was –16.81%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 5.77% to $1,058.

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 2.72% to $973.

► Year-to-date performance through 9/30/08 was –13.60%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 4.53% to $1,045.

10   P R O S P E C T U S

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 1.79% to $982.

► Year-to-date performance through 9/30/08 was –10.95%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 3.13% to $1,031.

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 1.05% to $990.

11   P R O S P E C T U S

► Year-to-date performance through 9/30/08 was –9.69%.

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► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 2.81% to $1,028.

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► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 0.83% to $992.

Average Annual Total Returns (for periods ending 12/31/07)

		Since
	Past	inception
	1 year	(5/2/05)

2050 Fund
Class A before taxes	–4.51%	8.85%
Class A after taxes on distributions	–7.79%	6.59%
Class A after taxes on distributions
and sale of fund shares	–1.88%	6.48%
Class B before taxes	–3.85%	9.51%
Class C before taxes	–0.32%	10.46%
Class M before taxes	–2.73%	9.25%
Class R before taxes	1.07%	11.00%
Class Y before taxes	1.58%	11.57%

Average Annual Total Returns (for periods ending 12/31/07)

		Since
	Past	inception
	1 year	(11/1/04)

2045 Fund
Class A before taxes	–4.28%	8.80%
Class A after taxes on distributions	–9.08%	5.92%
Class A after taxes on distributions
and sale of fund shares	0.79%	6.56%
Class B before taxes	–2.96%	9.32%
Class C before taxes	0.06%	10.02%
Class M before taxes	–2.48%	9.07%
Class R before taxes	1.32%	10.59%
Class Y before taxes	1.81%	11.13%

2040 Fund
Class A before taxes	–4.26%	8.57%
Class A after taxes on distributions	–8.40%	5.91%
Class A after taxes on distributions
and sale of fund shares	0.70%	6.47%
Class B before taxes	–3.08%	9.07%
Class C before taxes	0.05%	9.80%
Class M before taxes	–2.48%	8.83%
Class R before taxes	1.32%	10.35%
Class Y before taxes	1.82%	10.89%

12   P R O S P E C T U S

Average Annual Total Returns (for periods ending 12/31/07) (continued)

		Since
	Past	inception
	1 year	(11/1/04)

2035 Fund
Class A before taxes	–4.16%	8.11%
Class A after taxes on distributions	–8.22%	5.47%
Class A after taxes on distributions
and sale of fund shares	0.80%	6.12%
Class B before taxes	–2.96%	8.62%
Class C before taxes	0.16%	9.35%
Class M before taxes	–2.34%	8.38%
Class R before taxes	1.45%	9.84%
Class Y before taxes	1.93%	10.42%

2030 Fund
Class A before taxes	–4.02%	7.71%
Class A after taxes on distributions	–8.01%	5.14%
Class A after taxes on distributions
and sale of fund shares	0.99%	5.82%
Class B before taxes	–2.83%	8.21%
Class C before taxes	0.32%	8.93%
Class M before taxes	–2.20%	7.98%
Class R before taxes	1.60%	9.47%
Class Y before taxes	2.10%	10.01%

2025 Fund
Class A before taxes	–3.78%	7.32%
Class A after taxes on distributions	–7.72%	4.76%
Class A after taxes on distributions
and sale of fund shares	1.08%	5.49%
Class B before taxes	–2.60%	7.82%
Class C before taxes	0.56%	8.52%
Class M before taxes	–1.97%	7.58%
Class R before taxes	1.85%	9.07%
Class Y before taxes	2.35%	9.61%

2020 Fund
Class A before taxes	–3.77%	6.22%
Class A after taxes on distributions	–7.15%	3.95%
Class A after taxes on distributions
and sale of fund shares	0.40%	4.58%
Class B before taxes	–2.81%	6.66%
Class C before taxes	0.51%	7.41%
Class M before taxes	–1.98%	6.47%
Class R before taxes	1.85%	7.97%
Class Y before taxes	2.34%	8.48%

13   P R O S P E C T U S

Average Annual Total Returns (for periods ending 12/31/07) (continued)

		Since
	Past	inception
	1 year	(11/1/04)

2015 Fund
Class A before taxes	–3.50%	4.98%
Class A after taxes on distributions	–6.25%	2.83%
Class A after taxes on distributions
and sale of fund shares	–0.31%	3.41%
Class B before taxes	–2.78%	5.39%
Class C before taxes	0.75%	6.17%
Class M before taxes	–1.69%	5.24%
Class R before taxes	2.13%	6.72%
Class Y before taxes	2.63%	7.22%

2010 Fund
Class A before taxes	–3.25%	3.34%
Class A after taxes on distributions	–5.47%	1.53%
Class A after taxes on distributions
and sale of fund shares	–1.13%	2.03%
Class B before taxes	–2.76%	3.68%
Class C before taxes	0.95%	4.50%
Class M before taxes	–1.44%	3.59%
Class R before taxes	2.39%	5.04%
Class Y before taxes	2.89%	5.54%

Maturity Fund
Class A before taxes	–3.25%	2.50%
Class A after taxes on distributions	–5.25%	0.91%
Class A after taxes on distributions
and sale of fund shares	–1.30%	1.37%
Class B before taxes	–2.80%	2.80%
Class C before taxes	0.97%	3.68%
Class M before taxes	–1.43%	2.75%
Class R before taxes	2.41%	4.18%
Class Y before taxes	2.91%	4.68%

S&P 500 Index
(no deduction for fees, expenses or taxes)	5.49%	10.66%
Lehman Aggregate Bond Index
(no deduction for fees, expenses or taxes)	6.97%	4.35%

This table compares the fund’s performance to that of two broad measures of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges. (See Costs associated with your investment for details). Class A and class M share performance reflects the current maximum initial sales charges. Class B and class C share performance

14   P R O S P E C T U S

reflects the maximum applicable deferred sales charge assuming shares had been redeemed on 12/31/07 and, for class B shares, does not assume conversion to class A shares.

Each fund’s performance for portions of the periods benefited from Putnam Management’s agreement to limit each fund’s expenses. Each fund’s performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities, and the S&P 500 Index, an unmanaged index of common stock performance. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

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COSTS ASSOCIATED WITH YOUR INVESTMENT

Maximum sales charges and redemption fees (paid directly from your investment)

Most Putnam funds include a sales charge when you purchase shares in order to compensate your financial representative for asset allocation and other services. Putnam funds offer a variety of share classes to accommodate different ways of paying the sales charge (up front or over time). It is important to understand that the share classes with low or no up-front sales charge may impose higher ongoing expenses. To discourage short-term trading, most Putnam funds also charge a redemption fee for shares sold or exchanged within 7 days of purchase (within 90 days for certain Putnam funds).

This table summarizes the fees and expenses you may pay if you invest in a fund. For each fund, expenses are based on the fund’s last fiscal year. Expenses reflect both a fund’s own expenses and the expenses of the underlying Putnam funds in which it invests.

15   P R O S P E C T U S

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Shareholder Fees (fees paid directly from your investment)*

		Maximum Deferred
		Sales Charge (Load)
	Maximum Sales	(as a percentage of
	Charge (Load)	the original purchase	Maximum
	Imposed on Purchases	price or redemption	Redemption Fee***
	(as a percentage	proceeds, whichever	(as a percentage of total
	of the offering price)	is lower)	redemption proceeds)

Class A	5.75%	NONE**	1.00%
Class B	NONE	5.00%	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE**	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

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Total Annual Fund Operating Expenses <> (expenses that are deducted from fund assets)

All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of fund assets, are known as the Total Annual Fund Operating Expenses.

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The table below shows each target fund’s annual operating expenses for the fiscal year ended 7/31/08 (except as otherwise indicated).

				Under-
		Distri-		lying
		bution		Putnam	Total
		and		Funds	Annual
	Manage-	Service	Other	Total	Fund	Expense
	ment	(12b-1)	Ex-	Fees and	Operating	Reim-	Net
	Fees	Fees	penses^	Expenses†	Expenses	bursement	Expenses

2050 Fund
Class A	0.05%	0.25%	0.10%	0.95%	1.35%	(0.05%)	1.30%
Class B	0.05%	1.00%	0.10%	0.95%	2.10%	(0.05%)	2.05%
Class C	0.05%	1.00%	0.10%	0.95%	2.10%	(0.05%)	2.05%
Class M	0.05%	0.75%	0.10%	0.95%	1.85%	(0.05%)	1.80%
Class R	0.05%	0.50%	0.10%	0.95%	1.60%	(0.05%)	1.55%
Class Y	0.05%	N/A	0.10%	0.95%	1.10%	(0.05%)	1.05%
2045 Fund
Class A	0.05%	0.25%	0.06%	0.94%	1.30%	(0.02%)	1.28%
Class B	0.05%	1.00%	0.06%	0.94%	2.05%	(0.02%)	2.03%
Class C	0.05%	1.00%	0.06%	0.94%	2.05%	(0.02%)	2.03%
Class M	0.05%	0.75%	0.06%	0.94%	1.80%	(0.02%)	1.78%
Class R	0.05%	0.50%	0.06%	0.94%	1.55%	(0.02%)	1.53%
Class Y	0.05%	N/A	0.06%	0.94%	1.05%	(0.02%)	1.03%

16   P R O S P E C T U S

				Under-
		Distri-		lying
		bution		Putnam	Total
		and		Funds	Annual
	Manage-	Service	Other	Total	Fund	Expense
	ment	(12b-1)	Ex-	Fees and	Operating	Reim-	Net
	Fees	Fees	penses^	Expenses†	Expenses	bursement	Expenses

2040 Fund
Class A	0.05%	0.25%	0.06%	0.93%	1.29%	(0.01%)	1.28%
Class B	0.05%	1.00%	0.06%	0.93%	2.04%	(0.01%)	2.03%
Class C	0.05%	1.00%	0.06%	0.93%	2.04%	(0.01%)	2.03%
Class M	0.05%	0.75%	0.06%	0.93%	1.79%	(0.01%)	1.78%
Class R	0.05%	0.50%	0.06%	0.93%	1.54%	(0.01%)	1.53%
Class Y	0.05%	N/A	0.06%	0.93%	1.04%	(0.01%)	1.03%
2035 Fund
Class A	0.05%	0.25%	0.06%	0.92%	1.28%	(0.01%)	1.27%
Class B	0.05%	1.00%	0.06%	0.92%	2.03%	(0.01%)	2.02%
Class C	0.05%	1.00%	0.06%	0.92%	2.03%	(0.01%)	2.02%
Class M	0.05%	0.75%	0.06%	0.92%	1.78%	(0.01%)	1.77%
Class R	0.05%	0.50%	0.06%	0.92%	1.53%	(0.01%)	1.52%
Class Y	0.05%	N/A	0.06%	0.92%	1.03%	(0.01%)	1.02%
2030 Fund
Class A	0.05%	0.25%	0.05%	0.91%	1.26%	(0.01%)	1.25%
Class B	0.05%	1.00%	0.05%	0.91%	2.01%	(0.01%)	2.00%
Class C	0.05%	1.00%	0.05%	0.91%	2.01%	(0.01%)	2.00%
Class M	0.05%	0.75%	0.05%	0.91%	1.76%	(0.01%)	1.75%
Class R	0.05%	0.50%	0.05%	0.91%	1.51%	(0.01%)	1.50%
Class Y	0.05%	N/A	0.05%	0.91%	1.01%	(0.01%)	1.00%
2025 Fund
Class A	0.05%	0.25%	0.05%	0.89%	1.24%	(0.01%)	1.23%
Class B	0.05%	1.00%	0.05%	0.89%	1.99%	(0.01%)	1.98%
Class C	0.05%	1.00%	0.05%	0.89%	1.99%	(0.01%)	1.98%
Class M	0.05%	0.75%	0.05%	0.89%	1.74%	(0.01%)	1.73%
Class R	0.05%	0.50%	0.05%	0.89%	1.49%	(0.01%)	1.48%
Class Y	0.05%	N/A	0.05%	0.89%	0.99%	(0.01%)	0.98%
2020 Fund
Class A	0.05%	0.25%	0.05%	0.83%	1.18%	(0.01%)	1.17%
Class B	0.05%	1.00%	0.05%	0.83%	1.93%	(0.01%)	1.92%
Class C	0.05%	1.00%	0.05%	0.83%	1.93%	(0.01%)	1.92%
Class M	0.05%	0.75%	0.05%	0.83%	1.68%	(0.01%)	1.67%
Class R	0.05%	0.50%	0.05%	0.83%	1.43%	(0.01%)	1.42%
Class Y	0.05%	N/A	0.05%	0.83%	0.93%	(0.01%)	0.92%

17   P R O S P E C T U S

				Under-
		Distri-		lying
		bution		Putnam	Total
		and		Funds	Annual
	Manage-	Service	Other	Total	Fund	Expense
	ment	(12b-1)	Ex-	Fees and	Operating	Reim-	Net
	Fees	Fees	penses^	Expenses†	Expenses	bursement	Expenses

2015 Fund
Class A	0.05%	0.25%	0.05%	0.75%	1.10%	—	1.10%
Class B	0.05%	1.00%	0.05%	0.75%	1.85%	—	1.85%
Class C	0.05%	1.00%	0.05%	0.75%	1.85%	—	1.85%
Class M	0.05%	0.75%	0.05%	0.75%	1.60%	—	1.60%
Class R	0.05%	0.50%	0.05%	0.75%	1.35%	—	1.35%
Class Y	0.05%	N/A	0.05%	0.75%	0.85%	—	0.85%
2010 Fund
Class A	0.05%	0.25%	0.05%	0.68%	1.03%	(0.01%)	1.02%
Class B	0.05%	1.00%	0.05%	0.68%	1.78%	(0.01%)	1.77%
Class C	0.05%	1.00%	0.05%	0.68%	1.78%	(0.01%)	1.77%
Class M	0.05%	0.75%	0.05%	0.68%	1.53%	(0.01%)	1.52%
Class R	0.05%	0.50%	0.05%	0.68%	1.28%	(0.01%)	1.27%
Class Y	0.05%	N/A	0.05%	0.68%	0.78%	(0.01%)	0.77%
Maturity Fund
Class A	0.05%	0.25%	0.04%	0.62%	0.96%	—	0.96%
Class B	0.05%	1.00%	0.04%	0.62%	1.71%	—	1.71%
Class C	0.05%	1.00%	0.04%	0.62%	1.71%	—	1.71%
Class M	0.05%	0.75%	0.04%	0.62%	1.46%	—	1.46%
Class R	0.05%	0.50%	0.04%	0.62%	1.21%	—	1.21%
Class Y	0.05%	N/A	0.04%	0.62%	0.71%	—	0.71%


* Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See How do I buy fund shares? for details.

** A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.


*** A 1.00% redemption fee (also referred to as a“short—term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

<> Reflects Putnam Management’s contractual obligation to limit fund expenses through July 31, 2009. For information regarding expense limitations, see Charges and Expenses in the Statement of Additional Information (“SAI”).

^ Excludes organizational fees which were fully amortized in 2008.

† Expenses are estimates of the total annual fund operating expenses of the underlying Putnam funds that each fund bears indirectly, based on the expenses of each underlying Putnam fund for its most recent semi-annual or annual period, as set forth in that fund’s most recent shareholder report and assuming allocation of the fund’s assets as described above or as described in Appendix A, whichever results in higher expenses. Expenses may be higher or lower depending on the allocation of a fund’s assets among the underlying Putnam funds and the actual expenses of the underlying Putnam funds.


18   P R O S P E C T U S

HOW DO THESE FEES AND EXPENSES LOOK IN DOLLAR TERMS?


This example takes the maximum up-front sales charge (or applicable contingent deferred sales charge) and annual operating expenses for each share class and translates them into dollar amounts, showing the cumulative effect of these costs over time. This helps you more easily compare the cost of investing in a fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years

2050 Fund
Class A	$700	$973	$1,267	$2,101
Class B	$708	$953	$1,324	$2,236*
Class B (no redemption)	$208	$653	$1,124	$2,236*
Class C	$308	$653	$1,124	$2,427
Class C (no redemption)	$208	$653	$1,124	$2,427
Class M	$526	$907	$1,311	$2,439
Class R	$158	$500	$ 866	$1,896
Class Y	$107	$345	$ 601	$1,336

2045 Fund
Class A	$698	$962	$1,245	$2,051
Class B	$706	$941	$1,301	$2,185*
Class B (no redemption)	$206	$641	$1,101	$2,185*
Class C	$306	$641	$1,101	$2,378
Class C (no redemption)	$206	$641	$1,101	$2,378
Class M	$525	$895	$1,289	$2,390
Class R	$156	$488	$ 843	$1,844
Class Y	$105	$332	$ 577	$1,281

19   P R O S P E C T U S

	1 year	3 years	5 years	10 years

2040 Fund
Class A	$698	$960	$1,241	$2,041
Class B	$706	$939	$1,297	$2,175*
Class B (no redemption)	$206	$639	$1,097	$2,175*
Class C	$306	$639	$1,097	$2,368
Class C (no redemption)	$206	$639	$1,097	$2,368
Class M	$525	$893	$1,285	$2,381
Class R	$156	$485	$ 838	$1,834
Class Y	$105	$330	$ 573	$1,270

2035 Fund
Class A	$697	$957	$1,236	$2,031
Class B	$705	$936	$1,292	$2,165*
Class B (no redemption)	$205	$636	$1,092	$2,165*
Class C	$305	$636	$1,092	$2,358
Class C (no redemption)	$205	$636	$1,092	$2,358
Class M	$524	$890	$1,280	$2,370
Class R	$155	$482	$ 833	$1,823
Class Y	$104	$327	$ 568	$1,259

2030 Fund
Class A	$695	$951	$1,226	$2,009
Class B	$703	$930	$1,282	$2,144*
Class B (no redemption)	$203	$630	$1,082	$2,144*
Class C	$303	$630	$1,082	$2,337
Class C (no redemption)	$203	$630	$1,082	$2,337
Class M	$522	$884	$1,270	$2,350
Class R	$153	$476	$ 823	$1,801
Class Y	$102	$321	$ 557	$1,235

2025 Fund
Class A	$693	$945	$1,216	$1,988
Class B	$701	$923	$1,272	$2,122*
Class B (no redemption)	$201	$623	$1,072	$2,122*
Class C	$301	$623	$1,072	$2,316
Class C (no redemption)	$201	$623	$1,072	$2,316
Class M	$520	$878	$1,260	$2,329
Class R	$151	$470	$ 812	$1,779
Class Y	$100	$314	$ 546	$1,212

2020 Fund
Class A	$687	$927	$1,186	$1,924
Class B	$695	$905	$1,241	$2,058*
Class B (no redemption)	$195	$605	$1,041	$2,058*
Class C	$295	$605	$1,041	$2,253
Class C (no redemption)	$195	$605	$1,041	$2,253
Class M	$514	$860	$1,230	$2,267
Class R	$145	$451	$ 781	$1,712
Class Y	$ 94	$295	$ 514	$1,142

20   P R O S P E C T U S

	1 year	3 years	5 years	10 years

2015 Fund
Class A	$681	$905	$1,146	$1,838
Class B	$688	$882	$1,201	$1,973*
Class B (no redemption)	$188	$582	$1,001	$1,973*
Class C	$288	$582	$1,001	$2,169
Class C (no redemption)	$188	$582	$1,001	$2,169
Class M	$507	$837	$1,190	$2,184
Class R	$137	$428	$ 739	$1,624
Class Y	$ 87	$271	$ 471	$1,049

2010 Fund
Class A	$673	$883	$1,110	$1,761
Class B	$680	$859	$1,164	$1,896*
Class B (no redemption)	$180	$559	$ 964	$1,896*
Class C	$280	$559	$ 964	$2,094
Class C (no redemption)	$180	$559	$ 964	$2,094
Class M	$499	$815	$1,154	$2,109
Class R	$129	$405	$ 701	$1,544
Class Y	$ 79	$248	$ 432	$ 965

Maturity Fund
Class A	$667	$863	$1,075	$1,685
Class B	$674	$839	$1,128	$1,821*
Class B (no redemption)	$174	$539	$ 928	$1,821*
Class C	$274	$539	$ 928	$2,019
Class C (no redemption)	$174	$539	$ 928	$2,019
Class M	$493	$796	$1,120	$2,035
Class R	$123	$384	$ 665	$1,466
Class Y	$ 73	$227	$ 395	$ 883


* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

21   P R O S P E C T U S

What are the goals, main investment strategies and related risks of the underlying Putnam funds?


This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue each fund’s goal by allocating its assets among underlying Putnam funds based on the fund’s target date. The funds’ assets will be allocated among a different set of underlying funds on or about January 26, 2009. See Appendix A for more information.


PUTNAM VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS


We invest mainly in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:


► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

22   P R O S P E C T U S

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

THE PUTNAM FUND FOR GROWTH AND INCOME

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS


The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:


► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM EQUITY INCOME FUND

GOAL

The fund seeks capital growth and current income.

23   P R O S P E C T U S

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM INVESTORS FUND

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

24   P R O S P E C T U S

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financialmarket conditions and factors related to a specific company or industry.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

PUTNAM VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

25   P R O S P E C T U S

PUTNAM MID CAP VALUE FUND

GOAL

The fund seeks capital appreciation and, as a secondary objective, current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in midsized companies of a size similar to those in the Russell Mid Cap Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM CAPITAL OPPORTUNITIES FUND

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also

26   P R O S P E C T U S

consider other factors we believe will cause the stock price to rise. We invest mainly in small and midsized companies.

MAIN RISKS


The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:


► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financialmarket conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

PUTNAM INTERNATIONAL EQUITY FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. We invest mainly in mid-sized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits.

27   P R O S P E C T U S

MAIN RISKS


The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.


► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financialmarket conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

28   P R O S P E C T U S


► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.


► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM INTERNATIONAL GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL VALUE STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

29   P R O S P E C T U S


► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.


► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM INCOME FUND

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES — BONDS

We invest mainly in bonds that:


► are securitized debt instruments and other obligations of companies and governments worldwide denominated in U.S. dollars


► are either investment-grade or below investment-grade and

► have intermediate to long-term maturities (three years or longer).

MAIN RISKS


The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:


► The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund may invest significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with a direct or indirect investment in the fund.

30   P R O S P E C T U S

► The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

► The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

► The risk that, the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

PUTNAM DIVERSIFIED INCOME TRUST

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — MULTI-SECTOR BONDS

We invest mainly in bonds that:

► are securitized debt instruments and other obligations of companies and governments worldwide

► are either investment-grade or below investment-grade and

► have intermediate to long-term maturities (three years or longer).

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Under normal market conditions, we invest 15% — 65% of the fund’s net assets in each of these three sectors:

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► U.S. and investment grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

► High yield sector: lower-rated bonds of U.S. companies.

► International sector: bonds of foreign governments and companies, including both investment grade and lower-rated securities.

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MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

► The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

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► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

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► The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

► The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

PUTNAM HIGH YIELD ADVANTAGE FUND

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES — LOWER-RATED BONDS

We invest mainly in bonds that:

► are obligations of U.S. companies

► are below investment-grade in quality and

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► have intermediate to long-term maturities (three years or longer). Under normal circumstances, we invest at least 80% of the fund’s net assets in securities rated below investment grade.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

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► The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in below- investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

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► The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

PUTNAM INCOME STRATEGIES FUND

GOAL

The fund seeks current income consistent with what Putnam Management believes to be prudent risk. Its secondary objective is capital appreciation.

MAIN INVESTMENT STRATEGIES — BONDS AND STOCKS

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We invest mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies. We buy bonds with short- to long-term maturities that are either investment grade or below investment-grade in quality. We also buy other fixed income securities, such as mortgage-backed investments. We invest in stocks that we believe offer the potential for current income and capital growth. We invest in large companies, although we can invest in companies of any size.

The fund’s strategic or typical allocation of investments is approximately 75% of net assets in fixed income investments and approximately 25% of net assets in equity investments. In seeking to optimize performance consistent with the fund’s goals, we adjust

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portfolio allocations from time to time within a range of 50% to 95% of net assets in fixed income investments and 5% to 50% of net assets in equity investments. We may also select other investments that do not fall within these asset classes.

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MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

► The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

► The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. Because the fund may invest significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

► The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

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► The risk of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

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► The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

PUTNAM MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES — INCOME

We invest mainly in instruments that:

► are high quality and

► have short-term maturity.

MAIN RISKS

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The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

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► The risk that the effects of inflation may erode the value of your investment over time.

► The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates. Although Putnam Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in such fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS OF THE UNDERLYING PUTNAM FUNDS

This section provides additional information on the investment strategies and related risks of the underlying Putnam funds. Not every investment strategy below applies to each underlying Putnam fund.

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EQUITY INVESTMENTS

We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding to buy or sell investments for the underlying Putnam funds.

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► Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, such as the financial sector, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it.

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Value stocks — Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

► Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Mid Cap Value invests mostly in companies of a size similar to those in the Russell Mid Cap Value Index. As of 9/30/08, the index was composed of companies having a market capitalization of between $45 million and $16.75 billion, with the majority of companies in the $1 to $5 billion range.

FIXED INCOME INVESTMENTS

► Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have

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to reinvest the proceeds in an investment offering a lower yield, and therefore a fund might not benefit from any increase in value as a result of declining interest rates.

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“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

For Putnam Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

► Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

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For Putnam Income Fund, we invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or that are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or in unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds

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and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

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Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

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For Putnam Diversified Income Trust, we may invest up to 70% of the fund’s total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or that are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam High Yield Advantage Fund, we invest mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or that are unrated investments that we believe are of comparable quality. We may invest up to 15% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and in unrated investments that

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we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

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Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. For Putnam Diversified Income Trust and Putnam Income Fund, U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

For Putnam Money Market Fund, we buy only high quality investments. These are:

► rated in one of the two highest categories by at least two nationally recognized rating services,

► rated by one rating service in one of the service’s two highest categories (if only one rating service has provided a rating) or

► unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

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► Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value

40   P R O S P E C T U S

during periods of rising interest rates. Some investments increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

► Money market investments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

GENERAL

► Foreign investments. A fund considers a foreign company to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Foreign investments involve certain special risks, including:

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► Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

► Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

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► Unreliable or untimely information: There may be less publicly available information about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

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► Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

► Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

► Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

► For Putnam Diversified Income Trust — Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

For Putnam Income Fund, we may invest in U.S. dollar-denominated fixed-income securities of foreign issuers, and for Putnam High Yield Advantage Fund, we may invest in securities of foreign issuers.

► Foreign investments involve certain special risks. For example, their value may decline in response to changes in currency exchange rates, unfavorable political and legal developments,

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unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (emerging) markets.

► Derivatives. An underlying Putnam fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

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Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

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Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

► Other investments. In addition to the main investment strategies described above, an underlying Putnam fund may make other types of investments, such as investments in preferred stocks, convertible securities, hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index) and investments in bank loans. A fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks, as described in the SAI.

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► Alternative strategies. Under normal market conditions, we keep an underlying Putnam fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause an underlying Putnam fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

► Changes in policies. The Trustees may change a fund’s or an underlying Putnam fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

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► Portfolio transactions and portfolio turnover rate. Each underlying fund’s daily transactions on stock exchanges, commodities markets and futures markets involve costs that are reflected in the underlying funds’ total return. Although the target date funds will

44   P R O S P E C T U S

not pay brokerage commissions on their portfolio transactions in the underlying Putnam fund shares, the target date funds will bear such costs indirectly because certain of the underlying Putnam funds pay brokerage commissions on their portfolio transactions. Additional information regarding Putnam Management’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the “Underlying Putnam Funds Total Fees and Expenses” ratio (as shown in the Total Annual Fund Operating Expenses table in the section Costs associated with your investment), they are reflected in an underlying Putnam fund’s total return.

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Because different types of funds use different trading procedures, investors should exercise caution when comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

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Another factor in transaction costs is an underlying Putnam fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transactions costs, which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

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► Portfolio holdings (for all underlying funds except Putnam Money Market Fund). The SAI includes a description of each underlying fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s full portfolio holdings may be viewed monthly beginning approximately 15 days after the end of each month. This information will remain available on the website until the fund filesa Form N-CSR or N-Q with the Securities and Exchange Commission (“SEC”) for the period that includes the date of the information after which such information can be found on the SEC’s website at http://www.sec.gov.

► Portfolio holdings (for Putnam Money Market Fund). The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam. com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the sixth business day after the end of each calendar quarter and, if determined by the fund’s Chief Compliance Officer, more frequently, but only to the extent it is in the best interest of the fund’s shareholders. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

THE FUNDS’ TRUSTEES

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the fund or affiliated with Putnam Management).

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The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of a fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

THE FUNDS’ INVESTMENT MANAGER

The Trustees have retained Putnam Management to be each fund’s investment manager, responsible for making investment decisions for the fund and managing the funds’ other affairs and business. The basis for the Trustees’ approval of the funds’ management contract and the sub-management contract described below is discussed in each fund’s annual report to shareholders dated July 31, 2008. Each fund pays Putnam Management a monthly management fee for these services based on the fund’s average net assets. Putnam Management also receives management fees from each of the underlying Putnam funds. Because the management fees paid to Putnam Management by the underlying Putnam funds vary, there may be a conflict in establishing and adjusting each fund’s target percentage allocations among the underlying Putnam funds between the interests of the funds and Putnam Management’s economic interest. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

For Diversified Income, Income Strategies, High Yield Advantage, International Equity, International Growth and Income and International New Opportunities, Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of these funds. Subject to the supervision of Putnam Management, PIL,

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which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of each fund that it manages. Putnam Management (and not the funds) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% for Income Strategies, International Equity and International New Opportunities and 0.40% for Diversified Income, High Yield Advantage and International Growth and Income of the average aggregate net asset value of the portion of the assets of each fund managed by PIL. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

For Income Strategies, International Equity, International Growth and Income, and International New Opportunities, Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC (“PAC”), as a sub-adviser to manage a separate portion of the assets of these funds. Subject to the supervision of Putnam Management or PIL, as applicable, PAC is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management or PIL, as applicable (and not the funds), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the funds managed by PAC. For International Equity, Putnam Management and PIL have also retained PAC to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net asset value of the portion of the fund’s assets for which PAC is engaged to provide investment recommendations. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

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► Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the funds’ portfolio.

	Joined		Positions Over
Portfolio Managers	Fund	Employer	Past Five Years

Jeffrey Knight	2004	Putnam Management	Deputy Head of Investments
		1993 – Present	and Chief Investment Officer,
			Global Asset Allocation Team
			Previously, Director Global
			Asset Allocation

Robert Kea	2004	Putnam Management	Portfolio Manager
		1989 – Present	Previously, Quantitative
			Analyst and Analyst

Robert Schoen	2004	Putnam Management	Portfolio Manager
		1997 – Present	Previously, Quantitative
			Analyst

► Other funds managed by the funds’ portfolio managers; compensation. As of the funds’ fiscal year-end, Jeffrey Knight also served as a portfolio manager of Putnam Asset Allocation Funds: Balanced, Growth and Conservative Portfolios, Putnam Income Strategies Fund, Putnam Growth Opportunities Fund and Putnam Discovery Growth Fund. Robert Kea also served as a portfolio manager of Putnam Asset Allocation Funds: Balanced, Growth and Conservative Portfolios and Putnam Income Strategies Fund. Robert Schoen also served as a portfolio manager of Putnam Growth Opportunities Fund, Putnam Asset Allocation Funds: Balanced, Growth and Conservative Portfolios, Putnam Income Strategies Fund and Putnam Discovery Growth Fund. Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals, as well as information about the structure of and methods used to determine their compensation.

► Fund ownership. As of July 31, 2008, your fund’s portfolio managers did not own shares of the RetirementReady Funds. However, each of these individuals invests in one or more of the 15 underlying Putnam funds, in which the funds invest. The following table shows the dollar ranges of shares of all Putnam funds owned by the professionals listed above at the end of the funds’ last two fiscal years, including investments made by their immediate family

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members and amounts invested through retirement and deferred compensation plans.

Portfolio Managers

► Investment in the funds by the Trustees and Putnam employees. As of July 31, 2008, 10 of the 12 Trustees then on the Board of Trustees of the Putnam funds owned shares of at least one of the RetirementReady Funds, and all of the Trustees owned shares of all fifteen Putnam mutual funds that underlie the RetirementReady Funds. The table shows the approximate value of investments in the funds and all Putnam funds as of that date by the funds’ Trustees and Putnam employees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Assets in	Total assets in
	the Fund	all Putnam funds

Trustees	$ 205,000	$ 76,000,000

Putnam employees	$11,177,000	$568,000,000

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How do the funds price their shares?

The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam funds in which it invests. For a description of the circumstances under which the underlying Putnam funds use fair value pricing and the effects of using fair value pricing, please see the underlying funds’ prospectuses. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

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How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum in its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in a retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with

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third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

► Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

► Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

► Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

► By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.

► By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you

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for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

► How long you expect to hold your investment. Class B shares should generally not be considered for shorter time frames because they charge a contingent deferred sales charge (CDSC) that is phased out over the first six years.

► How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.

► Total expenses associated with each share class. As shown in the section entitled Costs associated with your investment, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

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Here is a summary of the differences among the classes of shares

Class A shares

► Initial sales charge of up to 5.75%

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► Lower sales charges available for investments of $50,000 or more

► No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

► Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

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Class B shares

► No initial sales charge; your entire investment goes to work immediately

► Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

► Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

► Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

► Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

► No initial sales charge; your entire investment goes to work immediately

► Deferred sales charge of 1.00% if shares are sold within one year of purchase

► Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

► No conversion to class A shares, so future 12b-1 fees do not decline over time

► Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class M shares

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► Initial sales charge of up to 3.50%

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► Lower sales charges available for investments of $50,000 or more

► No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

► Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

► Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

► No conversion to class A shares, so future 12b-1 fees do not decline over time

► Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available to qualified plans only)

► No initial sales charge; your entire investment goes to work immediately

► No deferred sales charge

► Lower annual expenses, and higher dividends, than class B, C, or M shares because of lower 12b-1 fees

► Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

► No conversion to class A shares, so future 12b-1 fees do not decline over time.

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

► qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

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► bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

► corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

► college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

► other Putnam funds and Putnam investment products;

► investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam; and

► fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

► No initial sales charge; your entire investment goes to work immediately

► No deferred sales charge

► Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.

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Initial sales charges for class A and M shares

	Class A sales charge		Class M sales charge
	as a percentage of*:		as a percentage of*:

Amount of purchase	Net amount	Offering	Net amount	Offering
at offering price ($)	invested	price**	invested	price**

Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

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* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

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Reducing your class A or class M sales charge

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Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts:”

► Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

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► Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

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Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

► Individual accounts

► Joint accounts

► Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

► Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

► Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

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In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at www.putnam.com/individual by selecting Mutual Funds, then Pricing policies, and in the SAI.

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► Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

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You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. (See Policy on excessive short-term trading regarding sales or exchanges made within 7 days of purchase.) Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

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► Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

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► Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee.

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By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

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Via the Internet. You may also exchange shares via the Internet at www.putnam.com/individual.

► Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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► Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

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The funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares:

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If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A different CDSC may apply to class A shares purchased before August 1, 2008 and redeemed within 18 months of purchase. Please see the SAI for more information. A deferred sales charge of 0.65% may apply to

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class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

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Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

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► Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

► Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

► Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing each fund’s expenses and diluting a fund’s net asset value. Depending on the size and frequency of short-term trades in each fund’s shares, the fund may experience increased cash volatility, which could require each fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase each fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from a fund.

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When an underlying fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When an underlying fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the markets for securities of smaller companies and lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies and because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading).

A target date fund may be adversely affected when an underlying fund in which it invests is harmed by excessive short-term trading.

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► Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity

63   P R O S P E C T U S

in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

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► Short-term trading fee. Each fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess each fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, each fund’s short-term trading fee.

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► Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on each fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

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► Account restrictions. In addition to enforcing these exchange parameters, Putnam Management and each fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or each fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

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► Limitations on the fund’s policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to

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sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

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In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the funds. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficialowner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, a fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financialfirms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as described in the section Costs associated

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with your investment. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

► Distribution (12b-1) plans. Each fund’s 12b-1 plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25% ,0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

► Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading Costs associated with your investment at the front of this prospectus.

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Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of a fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading Costs associated with your investment.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that

67   P R O S P E C T U S

dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant record-keeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

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Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from a fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such

68   P R O S P E C T U S

shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading Management — Investor Servicing Agent for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2007 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

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Fund distributions and taxes

Each fund except the Maturity Fund distributes any net investment income and any net realized capital gains annually. The Maturity Fund declares a dividend monthly based on our projections of its estimated net income and normally distributes any net investment income monthly and any net realized capital gains annually.

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You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund. Generally, periodic distributions from a fund to the plan are reinvested in additional fund shares, although the plan

69   P R O S P E C T U S

may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than by how long you have owned your shares. Properly designated distributions of gains from investments that the funds owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the funds owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in this manner whether you receive them in cash or reinvest them in additional shares of your fund or other Putnam funds.

Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution, because doing so may cost you money in taxes. Contact your financial representative or Putnam to find out the distribution schedule for your fund.

Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid).

70   P R O S P E C T U S

The use of a fund-of-funds structure could affect the amount, timing and character of distributions from the funds, and therefore, may increase the amount of taxes payable by shareholders.

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Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

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The above is a general summary of the tax implications of investing in a fund. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

71   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Putnam RetirementReady 2050 Fund

Class A
July 31, 2008	$63.60	.63 [d]	(8.57)	(7.94)	(1.53)	(6.60)	(8.13)	—	$47.53	(14.25)	$7,132	.35 [d]	1.13 [d]	151.28
July 31, 2007	56.44	.52 [d]	8.65	9.17	(.99)	(1.02)	(2.01)	— [e]	63.60	16.35	10,042	.34 [d]	.81 [d]	67.99
July 31, 2006	54.36	.48 [d,f]	3.33	3.81	(.80)	(.93)	(1.73)	— [e]	56.44	7.07	2,852	.35 [d]	.86 [d,f]	96.90
July 31, 2005**	50.00	(.01) [d]	4.37	4.36	—	—	—	—	54.36	8.72 *	274	.09 *[d]	(.02) *[d]	24.76 *

Class B
July 31, 2008	$63.12	.17 [d]	(8.50)	(8.33)	(1.07)	(6.60)	(7.67)	—	$47.12	(14.91)	$119	1.10 [d]	.31 [d]	151.28
July 31, 2007	56.18	.07 [d]	8.59	8.66	(.70)	(1.02)	(1.72)	— [e]	63.12	15.50	143	1.09 [d]	.12 [d]	67.99
July 31, 2006	54.25	.24 [d,f]	3.14	3.38	(.52)	(.93)	(1.45)	— [e]	56.18	6.26	45	1.10 [d]	.43 [d,f]	96.90
July 31, 2005**	50.00	(.08) [d]	4.33	4.25	—	—	—	—	54.25	8.50 *	31	.28 *[d]	(.16) *[d]	24.76 *

Class C
July 31, 2008	$63.43	.15 [d]	(8.47)	(8.32)	(1.37)	(6.60)	(7.97)	—	$47.14	(14.90)	$34	1.10 [d]	.29 [d]	151.28
July 31, 2007	56.21	(.29) [d]	8.96	8.67	(.43)	(1.02)	(1.45)	— [e]	63.43	15.49	16	1.09 [d]	(.44) [d]	67.99
July 31, 2006	54.25	.73 [d,f]	2.66	3.39	(.50)	(.93)	(1.43)	— [e]	56.21	6.29	1	1.10 [d]	1.31 [d,f]	96.90
July 31, 2005**	50.00	(.08) [d]	4.33	4.25	—	—	—	—	54.25	8.50 *	4	.28 *[d]	(.16) *[d]	24.76 *

Class M
July 31, 2008	$63.41	.29 [d]	(8.49)	(8.20)	(1.34)	(6.60)	(7.94)	—	$47.27	(14.69)	$36	.85 [d]	.54 [d]	151.28
July 31, 2007	56.28	(.07) [d]	8.88	8.81	(.66)	(1.02)	(1.68)	— [e]	63.41	15.74	29	.84 [d]	(.11) [d]	67.99
July 31, 2006	54.28	.45 [d,f]	3.07	3.52	(.59)	(.93)	(1.52)	— [e]	56.28	6.52	3	.85 [d]	.78 [d,f]	96.90
July 31, 2005**	50.00	(.05) [d]	4.33	4.28	—	—	—	—	54.28	8.56 *	3	.22 *[d]	(.09) *[d]	24.76 *

Class R
July 31, 2008	$63.42	.39 [d]	(8.44)	(8.05)	(1.50)	(6.60)	(8.10)	—	$47.27	(14.47)	$150	.60 [d]	.73 [d]	151.28
July 31, 2007	56.37	.24 [d]	8.76	9.00	(.93)	(1.02)	(1.95)	— [e]	63.42	16.08	66	.59 [d]	.38 [d]	67.99
July 31, 2006	54.32	.22 [d,f]	3.43	3.65	(.67)	(.93)	(1.60)	— [e]	56.37	6.75	10	.60 [d]	.40 [d,f]	96.90
July 31, 2005**	50.00	(.02) [d]	4.34	4.32	—	—	—	—	54.32	8.64 *	1	.15 *[d]	(.04) *[d]	24.76 *

Class Y
July 31, 2008	$63.84	.71 [d]	(8.54)	(7.83)	(1.69)	(6.60)	(8.29)	—	$47.72	(14.04)	$3,417	.10 [d]	1.26 [d]	151.28
July 31, 2007	56.57	.58 [d]	8.77	9.35	(1.06)	(1.02)	(2.08)	— [e]	63.84	16.65	5,128	.09 [d]	.90 [d]	67.99
July 31, 2006	54.38	.62 [d,f]	3.34	3.96	(.84)	(.93)	(1.77)	— [e]	56.57	7.34	1,047	.10 [d]	1.09 [d,f]	96.90
July 31, 2005**	50.00	.03 [d]	4.35	4.38	—	—	—	—	54.38	8.76 *	134	.03 *[d]	.05 *[d]	24.76 *

See page 92 for Notes to Financial Highlights.

72	P R O S P E C T U S	73	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value,	end value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Putnam RetirementReady 2045 Fund

Class A
July 31, 2008	$79.24	.77 [d]	(9.11)	(8.34)	(2.79)	(16.76)	(19.55)	— [e]	$51.35	(13.88)	$14,332	.34 [d]	1.21 [d]	133.74
July 31, 2007	72.28	.74 [d]	10.94	11.68	(1.32)	(3.40)	(4.72)	— [e]	79.24	16.36	22,590	.33 [d]	.93 [d]	78.06
July 31, 2006	70.75	.83 [d,f]	4.42	5.25	(1.20)	(2.52)	(3.72)	— [e]	72.28	7.50	15,085	.35 [d]	1.14 [d,f]	55.76
July 31, 2005***	63.42	.28 [d]	7.63	7.91	(.58)	—	(.58)	—	70.75	12.51 *	8,136	.26 *[d]	.41 *[d]	42.17 *

Class B
July 31, 2008	$76.34	.27 [d]	(8.68)	(8.41)	(2.38)	(16.76)	(19.14)	— [e]	$48.79	(14.52)	$158	1.09 [d]	.45 [d]	133.74
July 31, 2007	69.98	.12 [d]	10.60	10.72	(.96)	(3.40)	(4.36)	— [e]	76.34	15.49	158	1.08 [d]	.16 [d]	78.06
July 31, 2006	68.83	(.01) [d,f]	4.59	4.58	(.91)	(2.52)	(3.43)	— [e]	69.98	6.71	81	1.10 [d]	(.01) [d,f]	55.76
July 31, 2005***	62.00	(.24) [d]	7.58	7.34	(.51)	—	(.51)	—	68.83	11.87 *	17	.82 *[d]	(.37) *[d]	42.17 *

Class C
July 31, 2008	$76.85	.23 [d]	(8.71)	(8.48)	(2.40)	(16.76)	(19.16)	— [e]	$49.21	(14.52)	$20	1.09 [d]	.40 [d]	133.74
July 31, 2007	70.27	.09 [d]	10.67	10.76	(.78)	(3.40)	(4.18)	— [e]	76.85	15.48	17	1.08 [d]	.12 [d]	78.06
July 31, 2006	68.84	.32 [d,f]	4.26	4.58	(.63)	(2.52)	(3.15)	— [e]	70.27	6.70	9	1.10 [d]	.46 [d,f]	55.76
July 31, 2005***	62.00	(.26) [d]	7.61	7.35	(.51)	—	(.51)	—	68.84	11.89 *	10	.82 *[d]	(.39) *[d]	42.17 *

Class M
July 31, 2008	$77.20	.07 [d]	(8.66)	(8.59)	(1.04)	(16.76)	(17.80)	.02	$50.83	(14.29)	$7	.84 [d]	.13 [d]	133.74
July 31, 2007	70.38	.42 [d]	10.57	10.99	(.77)	(3.40)	(4.17)	— [e]	77.20	15.79	1	.83 [d]	.54 [d]	78.06
July 31, 2006	68.94	.51 [d,f]	4.26	4.77	(.81)	(2.52)	(3.33)	— [e]	70.38	6.97	8	.85 [d]	.72 [d,f]	55.76
July 31, 2005***	62.00	(.06) [d]	7.54	7.48	(.54)	—	(.54)	—	68.94	12.09 *	9	.64 *[d]	(.09) *[d]	42.17 *

Class R
July 31, 2008	$80.59	.50 [d]	(9.18)	(8.68)	(2.78)	(16.76)	(19.54)	.01	$52.38	(14.08)	$364	.59 [d]	.82 [d]	133.74
July 31, 2007	73.67	.42 [d]	11.28	11.70	(1.38)	(3.40)	(4.78)	— [e]	80.59	16.09	193	.58 [d]	.52 [d]	78.06
July 31, 2006 (1)	72.20	(.06) [d,f]	1.53	1.47	—	—	—	— [e]	73.67	2.04 *	19	.36 *[d]	(.09) *[d,f]	55.76
December 19, 2005 (2)	69.06	1.48 [d]	1.66	3.14	—	—	—	—	72.20	4.55 *	—	.23 *[d]	2.12 d*	36.08 *
July 31, 2005***	62.00	.30 [d]	7.32	7.62	(.56)	—	(.56)	—	69.06	12.33 *	1	.45 *[d]	.45 *[d]	42.17 *

Class Y
July 31, 2008	$87.06	.93 [d]	(10.16)	(9.23)	(3.02)	(16.76)	(19.78)	— [e]	$58.05	(13.66)	$7,181	.09 [d]	1.29 [d]	133.74
July 31, 2007	78.94	1.08 [d]	11.90	12.98	(1.46)	(3.40)	(4.86)	— [e]	87.06	16.66	12,015	.08 [d]	1.25 [d]	78.06
July 31, 2006	76.88	1.09 [d,f]	4.82	5.91	(1.33)	(2.52)	(3.85)	— [e]	78.94	7.77	10,378	.10 [d]	1.37 [d,f]	36.08
July 31, 2005***	68.76	.46 [d]	8.26	8.72	(.60)	—	(.60)	—	76.88	12.72 *	7,926	.07 *[d]	.63 *[d]	42.17 *

See page 92 for Notes to Financial Highlights.

74	P R O S P E C T U S	75	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value,	end value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2040 Fund

Class A
July 31, 2008	$78.37	.93 [d]	(9.18)	(8.25)	(2.79)	(14.77)	(17.56)	— [e]	$52.56	(13.48)	$20,919	.34 [d]	1.44 [d]	133.96
July 31, 2007	72.11	.87 [d]	10.34	11.21	(1.39)	(3.56)	(4.95)	— [e]	78.37	15.77	30,802	.33 [d]	1.11 [d]	60.17
July 31, 2006	70.81	.89 [d,f]	4.28	5.17	(1.18)	(2.69)	(3.87)	— [e]	72.11	7.38	21,829	.35 [d]	1.24 [d,f]	54.52
July 31, 2005***	63.50	.32 [d]	7.51	7.83	(.52)	—	(.52)	— [e]	70.81	12.37 *	12,230	.26 *[d]	.48 *[d]	39.79 *

Class B
July 31, 2008	$75.43	.30 [d]	(8.64)	(8.34)	(2.25)	(14.77)	(17.02)	— [e]	$50.07	(14.12)	$338	1.09 [d]	.50 [d]	133.96
July 31, 2007	69.82	.23 [d]	10.04	10.27	(1.10)	(3.56)	(4.66)	— [e]	75.43	14.91	278	1.08 [d]	.30 [d]	60.17
July 31, 2006	68.82	.15 [d,f]	4.34	4.49	(.80)	(2.69)	(3.49)	— [e]	69.82	6.58	127	1.10 [d]	.22 [d,f]	54.52
July 31, 2005***	62.00	(.25) [d]	7.52	7.27	(.45)	—	(.45)	— [e]	68.82	11.75 *	37	.82 *[d]	(.38) *[d]	39.79 *

Class C
July 31, 2008	$75.69	.34 [d]	(8.67)	(8.33)	(2.58)	(14.77)	(17.35)	— [e]	$50.01	(14.11)	$30	1.09 [d]	.57 [d]	133.96
July 31, 2007	70.00	.03 [d]	10.28	10.31	(1.06)	(3.56)	(4.62)	— [e]	75.69	14.92	18	1.08 [d]	.05 [d]	60.17
July 31, 2006	68.83	.32 [d,f]	4.18	4.50	(.64)	(2.69)	(3.33)	— [e]	70.00	6.60	2	1.10 [d]	.46 [d,f]	54.52
July 31, 2005***	62.00	.06 [d]	7.22	7.28	(.45)	—	(.45)	— [e]	68.83	11.77 *	1	.82 *[d]	.09 *[d]	39.79 *

Class M
July 31, 2008	$75.81	.53 [d]	(8.78)	(8.25)	(2.29)	(14.77)	(17.06)	— [e]	$50.50	(13.90)	$9	.84 [d]	.88 [d]	133.96
July 31, 2007	70.03	.57 [d]	9.93	10.50	(1.16)	(3.56)	(4.72)	— [e]	75.81	15.19	14	.83 [d]	.76 [d]	60.17
July 31, 2006	68.88	.45 [d,f]	4.22	4.67	(.83)	(2.69)	(3.52)	— [e]	70.03	6.85	23	.85 [d]	.64 [d,f]	54.52
July 31, 2005***	62.00	.07 [d]	7.33	7.40	(.52)	—	(.52)	— [e]	68.88	11.96 *	11	.64 *[d]	.11 *[d]	39.79 *

Class R
July 31, 2008	$79.90	.60 [d]	(9.20)	(8.60)	(2.81)	(14.77)	(17.58)	— [e]	$53.72	(13.68)	$499	.59 [d]	.98 [d]	133.96
July 31, 2007	73.56	.61 [d]	10.63	11.24	(1.34)	(3.56)	(4.90)	— [e]	79.90	15.49	158	.58 [d]	.75 [d]	60.17
July 31, 2006 (1)	72.11	.04 [d,f]	1.41	1.45	—	—	—	— [e]	73.56	2.01 *	46	.36 *[d]	.05 *[d,f]	54.52
December 19, 2005 (2)	69.04	1.47 [d]	1.60	3.07	—	—	—	—	72.11	4.45 *	—	.23 *[d]	2.10 *[d]	39.73 *
July 31, 2005***	62.00	.31 [d]	7.23	7.54	(.50)	—	(.50)	— [e]	69.04	12.20 *	1	.45 *[d]	.47 *[d]	39.79 *

Class Y
July 31, 2008	$85.80	1.09 [d]	(10.15)	(9.06)	(3.01)	(14.77)	(17.78)	— [e]	$58.96	(13.26)	$9,917	.09 [d]	1.50 [d]	133.96
July 31, 2007	78.47	1.19 [d]	11.24	12.43	(1.54)	(3.56)	(5.10)	— [e]	85.80	16.06	16,298	.08 [d]	1.39 [d]	60.17
July 31, 2006	76.67	1.15 [d,f]	4.65	5.80	(1.31)	(2.69)	(4.00)	— [e]	78.47	7.66	12,548	.10 [d]	1.46 [d,f]	54.52
July 31, 2005***	68.61	.50 [d]	8.10	8.60	(.54)	—	(.54)	— [e]	76.67	12.58 *	8,983	.07 *[d]	.68 *[d]	39.79 *

See page 92 for Notes to Financial Highlights.

76	P R O S P E C T U S	77	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Putnam RetirementReady 2035 Fund

Class A
July 31, 2008	$75.48	1.03 [d]	(8.57)	(7.54)	(2.81)	(14.03)	(16.84)	— [e]	$51.10	(12.79)	$29,945	.34 [d]	1.65 [d]	126.79
July 31, 2007	70.33	.98 [d]	9.53	10.51	(1.46)	(3.90)	(5.36)	— [e]	75.48	15.18	43,169	.33 [d]	1.30 [d]	58.16
July 31, 2006	69.50	1.00 [d,f]	3.73	4.73	(1.25)	(2.65)	(3.90)	— [e]	70.33	6.87	31,513	.35 [d]	1.41 [d,f]	51.70
July 31, 2005***	62.61	.38 [d]	6.96	7.34	(.45)	—	(.45)	—	69.50	11.76 *	21,274	.26 *[d]	.58 *[d]	36.45 *

Class B
July 31, 2008	$72.25	.49 [d]	(8.08)	(7.59)	(2.38)	(14.03)	(16.41)	— [e]	$48.25	(13.46)	$486	1.09 [d]	.85 [d]	126.79
July 31, 2007	67.68	.40 [d]	9.16	9.56	(1.09)	(3.90)	(4.99)	— [e]	72.25	14.32	510	1.08 [d]	.55 [d]	58.16
July 31, 2006	67.35	.38 [d,f]	3.68	4.06	(1.08)	(2.65)	(3.73)	— [e]	67.68	6.08	308	1.10 [d]	.55 [d,f]	51.70
July 31, 2005***	61.00	(.08) [d]	6.87	6.79	(.44)	—	(.44)	—	67.35	11.15 *	67	.82 *[d]	(.13) *[d]	36.45 *

Class C
July 31, 2008	$72.42	.45 [d]	(8.05)	(7.60)	(2.45)	(14.03)	(16.48)	— [e]	$48.34	(13.45)	$108	1.09 [d]	.78 [d]	126.79
July 31, 2007	68.13	.42 [d]	9.19	9.61	(1.42)	(3.90)	(5.32)	— [e]	72.42	14.31	83	1.08 [d]	.58 [d]	58.16
July 31, 2006	67.41	.18 [d,f]	3.92	4.10	(.73)	(2.65)	(3.38)	— [e]	68.13	6.13	7	1.10 [d]	.26 [d,f]	51.70
July 31, 2005***	61.00	.10 [d]	6.69	6.79	(.38)	—	(.38)	—	67.41	11.15 *	1	.82 *[d]	.15 *[d]	36.45 *

Class M
July 31, 2008	$72.84	.63 [d]	(8.14)	(7.51)	(2.49)	(14.03)	(16.52)	— [e]	$48.81	(13.23)	$53	.84 [d]	1.08 [d]	126.79
July 31, 2007	68.10	.54 [d]	9.26	9.80	(1.16)	(3.90)	(5.06)	— [e]	72.84	14.60	63	.83 [d]	.74 [d]	58.16
July 31, 2006	67.47	.56 [d,f]	3.69	4.25	(.97)	(2.65)	(3.62)	— [e]	68.10	6.35	37	.85 [d]	.82 [d,f]	51.70
July 31, 2005***	61.00	(.01) [d]	6.92	6.91	(.44)	—	(.44)	—	67.47	11.35 *	20	.64 *[d]	(.02) *[d]	36.45 *

Class R
July 31, 2008	$74.06	.74 [d]	(8.23)	(7.49)	(2.79)	(14.03)	(16.82)	— [e]	$49.75	(13.01)	$500	.59 [d]	1.28 [d]	126.79
July 31, 2007	69.31	.63 [d]	9.53	10.16	(1.51)	(3.90)	(5.41)	— [e]	74.06	14.89	302	.58 [d]	.83 [d]	58.16
July 31, 2006	67.61	.65 [d,f]	3.70	4.35	—	(2.65)	(2.65)	— [e]	69.31	6.48	25	.60 [d]	.96 [d,f]	51.70
July 31, 2005***	61.00	.35 [d]	6.70	7.05	(.44)	—	(.44)	—	67.61	11.58 *	1	.45 *[d]	.52 *[d]	36.45 *

Class Y
July 31, 2008	$82.84	1.24 [d]	(9.55)	(8.31)	(3.02)	(14.03)	(17.05)	— [e]	$57.48	(12.61)	$17,989	.09 [d]	1.77 [d]	126.79
July 31, 2007	76.67	1.30 [d]	10.38	11.68	(1.61)	(3.90)	(5.51)	— [e]	82.84	15.47	29,456	.08 [d]	1.57 [d]	58.16
July 31, 2006	75.37	1.25 [d,f]	4.09	5.34	(1.39)	(2.65)	(4.04)	— [e]	76.67	7.16	26,650	.10 [d]	1.63 [d,f]	51.70
July 31, 2005***	67.76	.56 [d]	7.52	8.08	(.47)	—	(.47)	—	75.37	11.96 *	20,730	.07 *[d]	.77 *[d]	36.45 *

See page 92 for Notes to Financial Highlights.

78	P R O S P E C T U S	79	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Putnam RetirementReady 2030 Fund

Class A
July 31, 2008	$74.13	1.18 [d]	(8.12)	(6.94)	(2.82)	(13.78)	(16.60)	— [e]	$50.59	(12.03)	$38,938	.34 [d]	1.93 [d]	122.17
July 31, 2007	69.46	1.11 [d]	8.84	9.95	(1.52)	(3.76)	(5.28)	— [e]	74.13	14.57	55,378	.32 [d]	1.50 [d]	65.00
July 31, 2006	68.65	1.10 [d,f]	3.36	4.46	(1.28)	(2.37)	(3.65)	— [e]	69.46	6.57	46,153	.35 [d]	1.57 [d,f]	48.81
July 31, 2005***	62.16	.44 [d]	6.47	6.91	(.42)	—	(.42)	—	68.65	11.14 *	32,720	.26 *[d]	.66 *[d]	34.59 *

Class B
July 31, 2008	$71.81	.61 [d]	(7.74)	(7.13)	(2.33)	(13.78)	(16.11)	— [e]	$48.57	(12.70)	$687	1.09 [d]	1.07 [d]	122.17
July 31, 2007	67.56	.53 [d]	8.60	9.13	(1.12)	(3.76)	(4.88)	— [e]	71.81	13.70	609	1.07 [d]	.74 [d]	65.00
July 31, 2006	67.07	.59 [d,f]	3.25	3.84	(.98)	(2.37)	(3.35)	— [e]	67.56	5.77	302	1.10 [d]	.86 [d,f]	48.81
July 31, 2005***	61.00	(.13) [d]	6.55	6.42	(.35)	—	(.35)	—	67.07	10.54 *	225	.82 *[d]	(.20) *[d]	34.59 *

Class C
July 31, 2008	$72.17	.59 [d]	(7.77)	(7.18)	(2.43)	(13.78)	(16.21)	— [e]	$48.78	(12.72)	$118	1.09 [d]	1.03 [d]	122.17
July 31, 2007	67.43	.33 [d]	8.80	9.13	(.63)	(3.76)	(4.39)	— [e]	72.17	13.71	90	1.07 [d]	.45 [d]	65.00
July 31, 2006	67.06	.64 [d,f]	3.20	3.84	(1.10)	(2.37)	(3.47)	— [e]	67.43	5.77	43	1.10 [d]	.95 [d,f]	48.81
July 31, 2005***	61.00	(.06) [d]	6.47	6.41	(.35)	—	(.35)	—	67.06	10.52 *	22	.82 *[d]	(.10) *[d]	34.59 *

Class M
July 31, 2008	$71.92	.80 [d]	(7.80)	(7.00)	(2.49)	(13.78)	(16.27)	— [e]	$48.65	(12.49)	$691	.84 [d]	1.38 [d]	122.17
July 31, 2007	67.73	.75 [d]	8.58	9.33	(1.38)	(3.76)	(5.14)	— [e]	71.92	13.99	776	.82 [d]	1.04 [d]	65.00
July 31, 2006	67.14	.37 [d,f]	3.64	4.01	(1.05)	(2.37)	(3.42)	— [e]	67.73	6.03	604	.85 [d]	.54 [d,f]	48.81
July 31, 2005***	61.00	.02 [d]	6.52	6.54	(.40)	—	(.40)	—	67.14	10.74 *	43	.64 *[d]	.03 *[d]	34.59 *

Class R
July 31, 2008	$72.08	.87 [d]	(7.71)	(6.84)	(2.83)	(13.78)	(16.61)	— [e]	$48.63	(12.28)	$704	.59 [d]	1.57 [d]	122.17
July 31, 2007	67.75	.80 [d]	8.72	9.52	(1.43)	(3.76)	(5.19)	— [e]	72.08	14.27	246	.57 [d]	1.10 [d]	65.00
July 31, 2006	67.27	.87 [d,f]	3.31	4.18	(1.33)	(2.37)	(3.70)	— [e]	67.75	6.29	81	.60 [d]	1.28 [d,f]	48.81
July 31, 2005***	61.00	.39 [d]	6.28	6.67	(.40)	—	(.40)	—	67.27	10.96 *	1	.45 *[d]	.58 *[d]	34.59 *

Class Y
July 31, 2008	$80.65	1.41 [d]	(8.97)	(7.56)	(3.03)	(13.78)	(16.81)	— [e]	$56.28	(11.84)	$25,779	.09 [d]	2.09 [d]	122.17
July 31, 2007	75.11	1.43 [d]	9.54	10.97	(1.67)	(3.76)	(5.43)	— [e]	80.65	14.85	36,228	.07 [d]	1.78 [d]	65.00
July 31, 2006	73.90	1.35 [d,f]	3.65	5.00	(1.42)	(2.37)	(3.79)	— [e]	75.11	6.84	42,547	.10 [d]	1.79 [d,f]	48.81
July 31, 2005***	66.78	.57 [d]	6.99	7.56	(.44)	—	(.44)	—	73.90	11.35 *	37,340	.07 *[d]	.81 *[d]	34.59 *

See page 92 for Notes to Financial Highlights.

80	P R O S P E C T U S	81	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2025 Fund

Class A
July 31, 2008	$77.02	1.40 [d]	(8.03)	(6.63)	(2.91)	(14.09)	(17.00)	— [e]	$53.39	(11.07)	$46,218	.34 [d]	2.18 [d]	118.18
July 31, 2007	72.98	1.29 [d]	8.69	9.98	(1.64)	(4.30)	(5.94)	— [e]	77.02	13.91	68,996	.32 [d]	1.67 [d]	62.81
July 31, 2006	72.26	1.27 [d,f]	3.15	4.42	(1.36)	(2.34)	(3.70)	— [e]	72.98	6.19	61,670	.35 [d]	1.74 [d,f]	53.14
July 31, 2005***	65.75	.52 [d]	6.39	6.91	(.40)	—	(.40)	— [e]	72.26	10.53 *	48,529	.26 *[d]	.75 *[d]	25.48 *

Class B
July 31, 2008	$73.72	.84 [d]	(7.58)	(6.74)	(2.44)	(14.09)	(16.53)	— [e]	$50.45	(11.74)	$928	1.09 [d]	1.40 [d]	118.18
July 31, 2007	70.26	.67 [d]	8.37	9.04	(1.28)	(4.30)	(5.58)	— [e]	73.72	13.06	1,144	1.07 [d]	.90 [d]	62.81
July 31, 2006	69.94	.59 [d,f]	3.16	3.75	(1.09)	(2.34)	(3.43)	— [e]	70.26	5.40	717	1.10 [d]	.84 [d,f]	53.14
July 31, 2005***	64.00	(.05) [d]	6.38	6.33	(.39)	—	(.39)	— [e]	69.94	9.91 *	211	.82 *[d]	(.08) *[d]	25.48 *

Class C
July 31, 2008	$73.99	.83 [d]	(7.60)	(6.77)	(2.48)	(14.09)	(16.57)	— [e]	$50.65	(11.74)	$151	1.09 [d]	1.39 [d]	118.18
July 31, 2007	70.43	.68 [d]	8.39	9.07	(1.21)	(4.30)	(5.51)	— [e]	73.99	13.07	181	1.07 [d]	.91 [d]	62.81
July 31, 2006	70.00	.53 [d,f]	3.22	3.75	(.98)	(2.34)	(3.32)	— [e]	70.43	5.41	103	1.10 [d]	.74 [d,f]	53.14
July 31, 2005***	64.00	(.04) [d]	6.36	6.32	(.32)	—	(.32)	— [e]	70.00	9.89 *	45	.82 *[d]	(.05) *[d]	25.48 *

Class M
July 31, 2008	$74.22	1.01 [d]	(7.66)	(6.65)	(2.56)	(14.09)	(16.65)	— [e]	$50.92	(11.53)	$120	.84 [d]	1.67 [d]	118.18
July 31, 2007	70.55	.87 [d]	8.40	9.27	(1.30)	(4.30)	(5.60)	— [e]	74.22	13.34	295	.82 [d]	1.16 [d]	62.81
July 31, 2006	70.06	.84 [d,f]	3.09	3.93	(1.10)	(2.34)	(3.44)	— [e]	70.55	5.66	264	.85 [d]	1.19 [d,f]	53.14
July 31, 2005***	64.00	.11 [d]	6.35	6.46	(.40)	—	(.40)	— [e]	70.06	10.12 *	173	.64 *[d]	.17 *[d]	25.48 *

Class R
July 31, 2008	$74.22	1.02 [d]	(7.49)	(6.47)	(2.89)	(14.09)	(16.98)	— [e]	$50.77	(11.30)	$697	.59 [d]	1.77 [d]	118.18
July 31, 2007	70.70	.98 [d]	8.50	9.48	(1.66)	(4.30)	(5.96)	— [e]	74.22	13.64	284	.57 [d]	1.31 [d]	62.81
July 31, 2006	70.21	.65 [d,f]	3.47	4.12	(1.29)	(2.34)	(3.63)	— [e]	70.70	5.93	111	.60 [d]	.97 [d,f]	53.14
July 31, 2005***	64.00	.42 [d]	6.17	6.59	(.38)	—	(.38)	— [e]	70.21	10.31 *	1	.45 *[d]	.64 *d	25.48 *

Class Y
July 31, 2008	$77.39	1.50 [d]	(8.00)	(6.50)	(3.13)	(14.09)	(17.22)	— [e]	$53.67	(10.85)	$34,366	.09 [d]	2.32 [d]	118.18
July 31, 2007	73.28	1.52 [d]	8.70	10.22	(1.81)	(4.30)	(6.11)	— [e]	77.39	14.20	51,638	.07 [d]	1.96 [d]	62.81
July 31, 2006	72.50	1.42 [d,f]	3.21	4.63	(1.51)	(2.34)	(3.85)	— [e]	73.28	6.47	59,810	.10 [d]	1.93 [d,f]	53.14
July 31, 2005***	65.87	.63 [d]	6.42	7.05	(.42)	—	(.42)	— [e]	72.50	10.72 *	60,668	.07 *[d]	.90 *[d]	25.48 *

See page 92 for Notes to Financial Highlights.

82	P R O S P E C T U S	83	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2020 Fund

Class A
July 31, 2008	$69.20	1.55 [d]	(6.89)	(5.34)	(2.68)	(10.11)	(12.79)	— [e]	$51.07	(9.55)	$53,340	.34 [d]	2.58 [d]	115.17
July 31, 2007	66.20	1.39 [d]	6.67	8.06	(1.68)	(3.38)	(5.06)	— [e]	69.20	12.36	88,759	.32 [d]	1.99 [d]	56.03
July 31, 2006	66.06	1.28 [d,f]	1.90	3.18	(1.33)	(1.71)	(3.04)	— [e]	66.20	4.86	81,232	.35 [d]	1.93 [d,f]	46.91
July 31, 2005***	60.69	.54 [d]	5.16	5.70	(.33)	—	(.33)	—	66.06	9.41 *	53,180	.26 *[d]	.85 *[d]	30.16 *

Class B
July 31, 2008	$67.43	.99 [d]	(6.63)	(5.64)	(2.25)	(10.11)	(12.36)	— [e]	$49.43	(10.26)	$794	1.09 [d]	1.75 [d]	115.17
July 31, 2007	64.77	.84 [d]	6.54	7.38	(1.34)	(3.38)	(4.72)	— [e]	67.43	11.53	750	1.07 [d]	1.23 [d]	56.03
July 31, 2006	64.94	.77 [d,f]	1.87	2.64	(1.10)	(1.71)	(2.81)	— [e]	64.77	4.08	543	1.10 [d]	1.18 [d,f]	46.91
July 31, 2005***	60.00	.08 [d]	5.18	5.26	(.32)	—	(.32)	—	64.94	8.79 *	241	.82 *[d]	.12 *[d]	30.16 *

Class C
July 31, 2008	$67.77	1.00 [d]	(6.66)	(5.66)	(2.30)	(10.11)	(12.41)	— [e]	$49.70	(10.24)	$236	1.09 [d]	1.77 [d]	115.17
July 31, 2007	64.89	.80 [d]	6.60	7.40	(1.14)	(3.38)	(4.52)	— [e]	67.77	11.53	178	1.07 [d]	1.16 [d]	56.03
July 31, 2006	64.97	.76 [d,f]	1.87	2.63	(1.00)	(1.71)	(2.71)	— [e]	64.89	4.06	109	1.10 [d]	1.16 [d,f]	46.91
July 31, 2005***	60.00	.08 [d]	5.19	5.27	(.30)	—	(.30)	—	64.97	8.79 *	61	.82 *[d]	.12 *[d]	30.16 *

Class M
July 31, 2008	$67.79	1.17 [d]	(6.69)	(5.52)	(2.43)	(10.11)	(12.54)	— [e]	$49.73	(10.03)	$440	.84 [d]	2.03 [d]	115.17
July 31, 2007	64.99	.99 [d]	6.60	7.59	(1.41)	(3.38)	(4.79)	— [e]	67.79	11.82	1,056	.82 [d]	1.44 [d]	56.03
July 31, 2006	65.05	.97 [d,f]	1.83	2.80	(1.15)	(1.71)	(2.86)	— [e]	64.99	4.34	535	.85 [d]	1.49 [d,f]	46.91
July 31, 2005***	60.00	.19 [d]	5.20	5.39	(.34)	—	(.34)	—	65.05	9.00 *	276	.64 *[d]	.30 *[d]	30.16 *

Class R
July 31, 2008	$67.88	1.20 [d]	(6.56)	(5.36)	(2.64)	(10.11)	(12.75)	— [e]	$49.77	(9.78)	$612	.59 [d]	2.17 [d]	115.17
July 31, 2007	65.08	1.16 [d]	6.60	7.76	(1.58)	(3.38)	(4.96)	— [e]	67.88	12.09	232	.57 [d]	1.69 [d]	56.03
July 31, 2006	65.23	1.18 [d,f]	1.81	2.99	(1.43)	(1.71)	(3.14)	— [e]	65.08	4.62	102	.60 [d]	1.81 [d,f]	46.91
July 31, 2005***	60.00	.44 [d]	5.10	5.54	(.31)	—	(.31)	—	65.23	9.25 *	1	.45 *[d]	.71 *[d]	30.16 *

Class Y
July 31, 2008	$74.57	1.80 [d]	(7.48)	(5.68)	(2.88)	(10.11)	(12.99)	— [e]	$55.90	(9.33)	$35,542	.09 [d]	2.76 [d]	115.17
July 31, 2007	70.95	1.69 [d]	7.14	8.83	(1.83)	(3.38)	(5.21)	— [e]	74.57	12.63	52,519	.07 [d]	2.26 [d]	56.03
July 31, 2006	70.54	1.56 [d,f]	2.03	3.59	(1.47)	(1.71)	(3.18)	— [e]	70.95	5.13	73,375	.10 [d]	2.18 [d,f]	46.91
July 31, 2005***	64.69	.68 [d]	5.52	6.20	(.35)	—	(.35)	—	70.54	9.60 *	66,682	.07 *[d]	1.01 *[d]	30.16 *

See page 92 for Notes to Financial Highlights.

84	P R O S P E C T U S	85	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2015 Fund

Class A
July 31, 2008	$67.89	1.99 [d]	(5.89)	(3.90)	(2.79)	(6.74)	(9.53)	— [e]	$54.46	(6.78)	$62,496	.34 [d]	3.25 [d]	108.96
July 31, 2007	65.72	1.74 [d]	4.98	6.72	(1.73)	(2.82)	(4.55)	— [e]	67.89	10.37	83,238	.32 [d]	2.55 [d]	68.94
July 31, 2006	67.28	1.54 [d,f]	.93	2.47	(1.60)	(2.43)	(4.03)	— [e]	65.72	3.71	66,033	.35 [d]	2.31 [d,f]	62.70
July 31, 2005***	62.62	.66 [d]	4.28	4.94	(.28)	—	(.28)	—	67.28	7.90 *	56,457	.26 *[d]	1.01 *[d]	26.37 *

Class B
July 31, 2008	$66.22	1.47 [d]	(5.72)	(4.25)	(2.29)	(6.74)	(9.03)	— [e]	$52.94	(7.48)	$465	1.09 [d]	2.48 [d]	108.96
July 31, 2007	64.39	1.20 [d]	4.88	6.08	(1.43)	(2.82)	(4.25)	— [e]	66.22	9.55	781	1.07 [d]	1.80 [d]	68.94
July 31, 2006	66.27	.95 [d,f]	1.00	1.95	(1.40)	(2.43)	(3.83)	— [e]	64.39	2.95	372	1.10 [d]	1.46 [d,f]	62.70
July 31, 2005***	62.00	.22 [d]	4.30	4.52	(.25)	—	(.25)	—	66.27	7.30 *	165	.82 *[d]	.35 *[d]	26.37 *

Class C
July 31, 2008	$66.35	1.44 [d]	(5.70)	(4.26)	(2.22)	(6.74)	(8.96)	— [e]	$53.13	(7.47)	$363	1.09 [d]	2.47 [d]	108.96
July 31, 2007	64.37	1.18 [d]	4.89	6.07	(1.27)	(2.82)	(4.09)	— [e]	66.35	9.54	168	1.07 [d]	1.77 [d]	68.94
July 31, 2006	66.25	1.01 [d,f]	.93	1.94	(1.39)	(2.43)	(3.82)	— [e]	64.37	2.93	231	1.10 [d]	1.56 [d,f]	62.70
July 31, 2005***	62.00	.25 [d]	4.28	4.53	(.28)	—	(.28)	—	66.25	7.32 *	90	.82 *[d]	.38 *[d]	26.37 *

Class M
July 31, 2008	$66.75	1.57 [d]	(5.69)	(4.12)	(2.50)	(6.74)	(9.24)	— [e]	$53.39	(7.24)	$499	.84 [d]	2.71 [d]	108.96
July 31, 2007	64.67	1.37 [d]	4.90	6.27	(1.37)	(2.82)	(4.19)	— [e]	66.75	9.82	156	.82 [d]	2.03 [d]	68.94
July 31, 2006	66.38	1.24 [d,f]	.87	2.11	(1.39)	(2.43)	(3.82)	— [e]	64.67	3.19	139	.85 [d]	1.89 [d,f]	62.70
July 31, 2005***	62.00	.35 [d]	4.30	4.65	(.27)	—	(.27)	—	66.38	7.52 *	142	.64 *[d]	.54 *[d]	26.37 *

Class R
July 31, 2008	$66.79	1.71 [d]	(5.69)	(3.98)	(2.76)	(6.74)	(9.50)	— [e]	$53.31	(7.02)	$340	.59 [d]	2.96 [d]	108.96
July 31, 2007	64.74	1.48 [d]	4.97	6.45	(1.58)	(2.82)	(4.40)	— [e]	66.79	10.09	112	.57 [d]	2.16 [d]	68.94
July 31, 2006	66.54	1.82 [d,f]	.50	2.32	(1.69)	(2.43)	(4.12)	— [e]	64.74	3.51	4	.60 [d]	2.82 [d,f]	62.70
July 31, 2005***	62.00	.55 [d]	4.25	4.80	(.26)	—	(.26)	—	66.54	7.75 *	1	.45 *[d]	.84 *[d]	26.37 *

Class Y
July 31, 2008	$68.18	2.15 [d]	(5.91)	(3.76)	(2.97)	(6.74)	(9.71)	— [e]	$54.71	(6.54)	$27,832	.09 [d]	3.47 [d]	108.96
July 31, 2007	65.95	1.90 [d]	5.01	6.91	(1.86)	(2.82)	(4.68)	— [e]	68.18	10.64	45,725	.07 [d]	2.78 [d]	68.94
July 31, 2006	67.48	1.67 [d,f]	.98	2.65	(1.75)	(2.43)	(4.18)	— [e]	65.95	3.97	63,487	.10 [d]	2.49 [d,f]	62.70
July 31, 2005***	62.71	.77 [d]	4.30	5.07	(.30)	—	(.30)	—	67.48	8.10 *	84,103	.07 *[d]	1.18 *[d]	26.37 *

See page 92 for Notes to Financial Highlights.

86	P R O S P E C T U S	87	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2010 Fund

Class A
July 31, 2008	$59.21	2.17 [d]	(4.48)	(2.31)	(2.73)	(2.91)	(5.64)	— [e]	$51.26	(4.40)	$23,725	.34 [d]	3.89 [d]	129.01
July 31, 2007	58.69	1.96 [d]	2.72	4.68	(2.08)	(2.08)	(4.16)	— [e]	59.21	8.11	40,696	.31 [d]	3.29 [d]	56.75
July 31, 2006	59.72	1.68 [d,f]	(.17)	1.51	(1.52)	(1.02)	(2.54)	— [e]	58.69	2.54	44,579	.34 [d]	2.84 [d,f]	61.79
July 31, 2005***	56.79	.73 [d]	2.42	3.15	(.22)	—	(.22)	—	59.72	5.55 *	39,291	.26 *[d]	1.26 *[d]	33.53 *

Class B
July 31, 2008	$57.84	1.69 [d]	(4.36)	(2.67)	(2.32)	(2.91)	(5.23)	— [e]	$49.94	(5.11)	$242	1.09 [d]	3.15 [d]	129.01
July 31, 2007	57.57	1.49 [d]	2.65	4.14	(1.79)	(2.08)	(3.87)	— [e]	57.84	7.29	253	1.06 [d]	2.55 [d]	56.75
July 31, 2006	58.59	1.20 [d,f]	(.15)	1.05	(1.05)	(1.02)	(2.07)	— [e]	57.57	1.78	228	1.09 [d]	2.08 [d,f]	61.79
July 31, 2005***	56.00	.37 [d]	2.42	2.79	(.20)	—	(.20)	—	58.59	4.98 *	84	.82 *[d]	.65 *[d]	33.53 *

Class C
July 31, 2008	$57.67	1.66 [d]	(4.31)	(2.65)	(2.38)	(2.91)	(5.29)	— [e]	$49.73	(5.11)	$307	1.09 [d]	3.12 [d]	129.01
July 31, 2007	57.30	1.49 [d]	2.63	4.12	(1.67)	(2.08)	(3.75)	— [e]	57.67	7.28	91	1.06 [d]	2.55 [d]	56.75
July 31, 2006	58.62	1.23 [d,f]	(.18)	1.05	(1.35)	(1.02)	(2.37)	— [e]	57.30	1.78	36	1.09 [d]	2.12 [d,f]	61.79
July 31, 2005***	56.00	.41 [d]	2.38	2.79	(.17)	—	(.17)	—	58.62	4.98 *	15	.82 *[d]	.71 *[d]	33.53 *

Class M
July 31, 2008	$57.85	1.80 [d]	(4.33)	(2.53)	(2.39)	(2.91)	(5.30)	— [e]	$50.02	(4.87)	$554	.84 [d]	3.35 [d]	129.01
July 31, 2007	57.46	1.63 [d]	2.65	4.28	(1.81)	(2.08)	(3.89)	— [e]	57.85	7.56	126	.81 [d]	2.79 [d]	56.75
July 31, 2006	58.73	1.38 [d,f]	(.18)	1.20	(1.45)	(1.02)	(2.47)	— [e]	57.46	2.03	124	.84 [d]	2.39 [d,f]	61.79
July 31, 2005***	56.00	.56 [d]	2.34	2.90	(.17)	—	(.17)	—	58.73	5.19 *	55	.64 *[d]	.97 *[d]	33.53 *

Class R
July 31, 2008	$58.00	1.93 [d]	(4.32)	(2.39)	(2.64)	(2.91)	(5.55)	— [e]	$50.06	(4.63)	$399	.59 [d]	3.62 [d]	129.01
July 31, 2007	57.56	1.78 [d]	2.66	4.44	(1.92)	(2.08)	(4.00)	— [e]	58.00	7.83	216	.56 [d]	3.05 [d]	56.75
July 31, 2006	58.83	1.60 [d,f]	(.25)	1.35	(1.60)	(1.02)	(2.62)	— [e]	57.56	2.30	80	.59 [d]	2.80 [d,f]	61.79
July 31, 2005***	56.00	.59 [d]	2.43	3.02	(.19)	—	(.19)	—	58.83	5.41 *	1	.45 *[d]	1.06 *[d]	33.53 *

Class Y
July 31, 2008	$62.15	2.40 [d]	(4.69)	(2.29)	(2.89)	(2.91)	(5.80)	— [e]	$54.06	(4.16)	$16,726	.09 [d]	4.11 [d]	129.01
July 31, 2007	61.41	2.20 [d]	2.85	5.05	(2.23)	(2.08)	(4.31)	— [e]	62.15	8.36	23,621	.06 [d]	3.52 [d]	56.75
July 31, 2006	62.35	1.90 [d,f]	(.17)	1.73	(1.65)	(1.02)	(2.67)	— [e]	61.41	2.79	41,478	.09 [d]	3.07 [d,f]	61.79
July 31, 2005***	59.18	.86 [d]	2.54	3.40	(.23)	—	(.23)	—	62.35	5.76 *	44,492	.07 *[d]	1.42 *[d]	33.53 *

See page 92 for Notes to Financial Highlights.

88	P R O S P E C T U S	89	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady Maturity Fund

Class A
July 31, 2008	$57.13	2.12 [d]	(3.87)	(1.75)	(2.33)	(2.45)	(4.78)	— [e]	$50.60	(3.37)	$14,067	.34 [d]	3.89 [d]	138.89
July 31, 2007	55.97	1.98 [d]	2.13	4.11	(2.13)	(.82)	(2.95)	— [e]	57.13	7.43	22,651	.33 [d]	3.45 [d]	62.34
July 31, 2006	57.51	1.74 [d,f]	(.70)	1.04	(1.83)	(.75)	(2.58)	— [e]	55.97	1.82	31,206	.35 [d]	3.07 [d,f]	61.89
July 31, 2005***	55.96	.80 [d]	1.50	2.30	(.75)	—	(.75)	—	57.51	4.15 *	25,732	.26 *[d]	1.41 *[d]	41.89 *

Class B
July 31, 2008	$57.17	1.68 [d]	(3.85)	(2.17)	(1.87)	(2.45)	(4.32)	— [e]	$50.68	(4.12)	$43	1.09 [d]	3.03 [d]	138.89
July 31, 2007	56.01	1.56 [d]	2.13	3.69	(1.71)	(.82)	(2.53)	— [e]	57.17	6.65	219	1.08 [d]	2.70 [d]	62.34
July 31, 2006	57.54	1.31 [d,f]	(.70)	.61	(1.39)	(.75)	(2.14)	— [e]	56.01	1.06	138	1.10 [d]	2.31 [d,f]	61.89
July 31, 2005***	56.00	.47 [d]	1.51	1.98	(.44)	—	(.44)	—	57.54	3.55 *	124	.82 *[d]	.83 *[d]	41.89 *

Class C
July 31, 2008	$57.27	1.71 [d]	(3.86)	(2.15)	(1.89)	(2.45)	(4.34)	— [e]	$50.78	(4.06)	$1	1.09 [d]	3.14 [d]	138.89
July 31, 2007	56.04	1.58 [d]	2.10	3.68	(1.63)	(.82)	(2.45)	— [e]	57.27	6.62	1	1.08 [d]	2.77 [d]	62.34
July 31, 2006	57.56	1.36 [d,f]	(.73)	.63	(1.40)	(.75)	(2.15)	— [e]	56.04	1.09	1	1.10 [d]	2.31 [d,f]	61.89
July 31, 2005***	56.00	.46 [d]	1.54	2.00	(.44)	—	(.44)	—	57.56	3.59 *	1	.82 *[d]	.81 *[d]	41.89 *

Class M
July 31, 2008	$57.27	1.87 [d]	(3.90)	(2.03)	(2.07)	(2.45)	(4.52)	— [e]	$50.72	(3.87)	$125	.84 [d]	3.54 [d]	138.89
July 31, 2007	55.99	1.69 [d]	2.13	3.82	(1.72)	(.82)	(2.54)	— [e]	57.27	6.88	14	.83 [d]	2.94 [d]	62.34
July 31, 2006	57.54	1.57 [d,f]	(.81)	.76	(1.56)	(.75)	(2.31)	— [e]	55.99	1.33	75	.85 [d]	2.86 [d,f]	61.89
July 31, 2005***	56.00	.61 [d]	1.49	2.10	(.56)	—	(.56)	—	57.54	3.76 *	2	.64 *[d]	1.07 *[d]	41.89 *

Class R
July 31, 2008	$57.15	1.94 [d]	(3.83)	(1.89)	(2.20)	(2.45)	(4.65)	— [e]	$50.61	(3.62)	$155	.59 [d]	3.63 [d]	138.89
July 31, 2007	55.99	1.85 [d]	2.12	3.97	(1.99)	(.82)	(2.81)	— [e]	57.15	7.16	81	.58 [d]	3.22 [d]	62.34
July 31, 2006	57.56	1.62 [d,f]	(.73)	.89	(1.71)	(.75)	(2.46)	— [e]	55.99	1.56	48	.60 [d]	2.97 [d,f]	61.89
July 31, 2005***	56.00	.67 [d]	1.54	2.21	(.65)	—	(.65)	—	57.56	3.97 *	1	.45 *[d]	1.19 *[d]	41.89 *

Class Y
July 31, 2008	$57.27	2.25 [d]	(3.86)	(1.61)	(2.47)	(2.45)	(4.92)	— [e]	$50.74	(3.12)	$7,191	.09 [d]	4.13 [d]	138.89
July 31, 2007	56.11	2.13 [d]	2.13	4.26	(2.28)	(.82)	(3.10)	— [e]	57.27	7.70	9,729	.08 [d]	3.70 [d]	62.34
July 31, 2006	57.65	1.86 [d,f]	(.68)	1.18	(1.97)	(.75)	(2.72)	— [e]	56.11	2.07	13,756	.10 [d]	3.26 [d,f]	61.89
July 31, 2005***	56.08	.89 [d]	1.53	2.42	(.85)	—	(.85)	—	57.65	4.34 *	21,787	.07 *[d]	1.56 *[d]	41.89 *

See page 92 for Notes to Financial Highlights.

90	P R O S P E C T U S	91	P R O S P E C T U S

Financial highlights (Continued)


* Not annualized.

** For the period May 2, 2005 (commencement of operations) to July 31, 2005.

*** For the period November 1, 2004 (commencement of operations) to July 31, 2005.


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each funds’ average net assets:

	7/31/08	7/31/07	7/31/06	7/31/05

Putnam RetirementReady 2050 Fund	0.05%	0.04%	3.23%	12.75%

Putnam RetirementReady 2045 Fund	0.02	0.01	0.10	0.57

Putnam RetirementReady 2040 Fund	0.01	0.01	0.08	0.40

Putnam RetirementReady 2035 Fund	0.01	0.01	0.04	0.20

Putnam RetirementReady 2030 Fund	0.01	0.01	0.02	0.13

Putnam RetirementReady 2025 Fund	0.01	0.01	0.01	0.08

Putnam RetirementReady 2020 Fund	0.01	0.01	<0.01	0.07

Putnam RetirementReady 2015 Fund	<0.01	0.01	<0.01	0.06

Putnam RetirementReady 2010 Fund	0.01	0.02	0.01	0.09

Putnam RetirementReady Maturity Fund	<0.01	0.00	0.05	0.28

e Amount represents less than $0.01 per share.

f The net investment income ratios and per share amounts shown for the period ending July 31, 2006 may not correspond with the expected class specific differences for the period due to the timing of sales and repurchases of fund shares in relation to when distributions from the underlying Putnam funds were received.

1 For the period December 22, 2005 to July 31, 2006.

2 For the period August 1, 2005 to December 19, 2005. All class R shares for Fund 2045 and Fund 2040 were liquidated on December 19, 2005.

92   P R O S P E C T U S

Appendix A

On or about January 26, 2009, each fund’s assets will be allocated among a different set of underlying Putnam funds. Each fund’s target allocations will then be approximately as follows:

											Maturity Fund
Underlying	2050	2045	2040	2035	2030	2025	2020	2015	2010	Maturity	in 2010 and
Putnam fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	thereafter*

Putnam Asset Allocation:
Equity Portfolio	80%	71%	52%	28%	7%	0%	0%	0%	0%	0%	0%

Putnam Asset Allocation:
Growth Portfolio	19%	27%	45%	69%	89%	70%	21%	0%	0%	0%	0%

Putnam Asset Allocation:
Balanced Portfolio	0%	0%	0%	0%	0%	24%	70%	51%	17%	5%	0%

Putnam Asset Allocation:
Conservative Portfolio	0%	0%	0%	0%	0%	0%	0%	30%	31%	7%	0%

Putnam Income
Strategies Fund	0%	0%	0%	0%	0%	0%	0%	6%	34%	80%	100%

Putnam Money Market Fund	1%	2%	3%	3%	4%	6%	9%	13%	18%	8%	0%

Asset class weighting

Equity	95%	93%	88%	83%	78%	70%	59%	41%	28%	25%	25%

Fixed income	5%	7%	12%	17%	22%	30%	41%	59%	72%	75%	75%

* Because of rounding in the calculation of allocations among underlying Putnam funds, actual allocations might be more or less than these percentages.

The goals, main investment strategies and related risks of Putnam Income Strategies Fund and Putnam Money Market Fund are set forth in the body of this prospectus under the heading What are the goals, main investment strategies and related risks of the underlying Putnam funds? The goals, main investment strategies and related risks of the other underlying Putnam funds are set forth below.

GOALS

Asset Allocation: Equity Portfolio seeks long-term growth.

Asset Allocation: Growth Portfolio seeks capital appreciation.

Asset Allocation: Balanced Portfolio seeks total return.

Asset Allocation: Conservative Portfolio seeks total return consistent with preservation of capital.

93   P R O S P E C T U S

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

Each of these underlying funds has a unique strategic allocation that indicates the fund’s typical percentage allocation between equity and fixed income investments. Except for the Equity Portfolio, which invests only in equity securities, we adjust portfolio allocations from time to time within a certain range for each of these underlying funds to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for each of these underlying funds are shown below.

	Equity Portfolio		Growth Portfolio		Balanced Portfolio		Conservative Portfolio

Class	Strategic		Strategic		Strategic		Strategic
	Allocation	Range	Allocation	Range	Allocation	Range	Allocation	Range

Equity	100%	N.A.	80%	65-95%	60%	45-75%	30%	15-45%
Fixed-Income	0%	N.A.	20%	5-35%	40%	25-55%	70%	55-85%

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the assets of these underlying funds above or below their strategic allocations.

MAIN RISKS

The strategic allocation of each of these underlying funds generally correlates to a different level of investment risk. The risks of the asset classes vary, and the risks of each of these underlying funds reflect the allocation of its assets between the two classes. Of these underlying funds, the Equity Portfolio involves the greatest risk of losing money, which is reflective of its relatively aggressive pursuit of long-term growth solely through investments in equity securities, with a typical allocation of approximately 75% to U.S. stocks and 25% to foreign stocks. Because the Conservative Portfolio pursues returns consistent with capital preservation, it offers the least risk of these underlying funds. The main risks that could adversely affect the value of each underlying fund’s shares and the total return on your investment include:

94   P R O S P E C T U S

► The risk that the stock price of one or more of the companies in the underlying fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the underlying fund’s investments, regardless of how well the companies in which the underlying fund invests perform.

► The risk that the prices of the fixed-income investments held by an underlying fund will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

► The risk that the allocation of investments between stocks and bonds may adversely affect the underlying fund’s performance.

► The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

► The risk that the underlying fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

ADDITIONAL INFORMATION

We may invest up to 40% of the total assets of the Growth, Balanced and Conservative Portfolios (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency,

95   P R O S P E C T U S

or that are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Portfolio’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investment rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Additional information about the investment strategies and related risks of all underlying funds is contained in the body of the prospectus under What are the goals, main investment strategies and related risks of the underlying Putnam funds? — Additional information about investment strategies and related risks of the underlying Putnam funds.


96   P R O S P E C T U S

Glossary of terms

Bond	An IOU issued by a government or corporation that
usually pays interest.

Capital	A rise in an investment’s principal value. Also used to
appreciation	describe the investment objective of a mutual fund whose
primary criterion for choosing securities is the potential to rise in value rather than to provide dividend income.

Capital	A profit or loss on the sale of securities (generally stocks
gain/loss	or bonds).
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Class A, B,	Types of shares, each class offering investors a different
C, M, R, T,	way to pay sales charges and distribution fees. A fund’s
Y shares	prospectus explains the availability and attributes of
each type.

Common	A unit of ownership of a corporation.
stock

Contingent	A charge applied at the time of redemption of certain
deferred sales	mutual fund shares, rather than at the time of purchase.
charge	A fund’s CDSC generally declines each year after
(CDSC)	purchase, until it no longer applies.

Cost basis	The purchase price of mutual fund shares for tax purposes,
adjusted for such things as share splits, distributions, and return of capital distributions.

Declaration	The date on which the Trustees approve the amount of
date	a mutual fund’s next distribution.

Distribution	A payment from a mutual fund to shareholders. It may
include interest from bonds and dividends from stocks
(dividend distributions). It may also include profits from the sale of securities from the fund’s portfolio (capital
gains distributions).

97   P R O S P E C T U S


Diversification	Investing in a number of securities to reduce the effect of
any one investment performing poorly. A basic premise of
mutual fund investing.

Equity	Securities representing ownership in a corporation.
securities	Common stock and preferred stock are equity securities.

Ex-dividend	The date on or after which a holder of newly-issued
date	shares will not receive the fund’s next distribution. For
Putnam funds, it is the same as the record date.

Fiscal year	Typically an accounting period of 365 days (366 days in leap years) for which a mutual fund prepares financial state-
ments and performance data. For administrative reasons, it
often differs from a calendar year.

Fixed-income	Securities that pay an unchanging rate of interest or
securities	dividends. Bonds, notes, bills, money market instruments,
and certain preferred stocks may all be considered
fixed-income securities.

Net asset	The value of one share of a mutual fund without regard
value (NAV)	to sales charges. Some bond funds aim for a steady NAV,
representing stability; most stock funds aim to raise NAV,
representing growth in the value of an investment.

Payable date	The date on which a mutual fund pays its distributions
to shareholders.

Public	The purchase price of one class A or class M share
offering price	of a mutual fund, including the applicable “front-end”
(POP)	sales charge

98   P R O S P E C T U S

Record date	The date used to determine which shareholders are
entitled to a distribution. After the record date, shares are sold “ex-dividend,” or without the dividend. For Putnam
funds, the ex-dividend date is the same as the record date.

Short-term	Fee charged to shareholders of certain funds who redeem
trading fee	fund shares that they have held for less than a stated mini-
mum amount of time. Short-term trading fees are withheld
from the proceeds of the shareholder’s redemption and
are payable to the fund.

Total return	A measure of performance showing the change in the
value of an investment over a given period, assuming all
earnings are reinvested.

Yield	The percentage rate at which a fund has earned income
from its investments over the indicated period. “SEC yield”
(for funds other than money market funds) is a current
return based on net investment income over a recent
30-day period, computed on a yield-to-maturity basis,
which may differ from net investment income as deter-
mined for financial reporting purposes. This return is calcu-
lated by annualizing the fund’s net investment income over
the indicated period and dividing by the price of a share at the end of the period.
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99   P R O S P E C T U S

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

► SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

► SYSTEMATIC WITHDRAWAL

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

► SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

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► EXCHANGE PRIVILEGE

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or

100   P R O S P E C T U S

less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less. Please read the prospectus of the applicable fund for more details.

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Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

► DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

► STATEMENT OF INTENTION

You may reduce a front-end sales charge by agreeing to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial representative should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at www.putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll free at 1-800-225-1581.

101   P R O S P E C T U S

Putnam Family of Fundsa

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The following is a complete list of Putnam’s open-end mutual funds offered to the public. Please call your financial representative or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


PUTNAM GROWTH FUNDS
Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health SciencesTrust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS
Putnam Capital Appreciation Fund
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Putnam Capital Opportunities Fund
Putnam Emerging Markets Equity Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund®
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund

PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified IncomeTrust
Putnam Floating Rate Income Fund
Putnam Global IncomeTrust
Putnam High Yield Advantage Fund

102   P R O S P E C T U S

PUTNAM INCOME FUNDS (cont.)
Putnam High Yield Trust
Putnam Income Fund
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Putnam Money Market Fundb
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Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Putnam AMT-Free Insured Municipal Fund
Putnam Tax Exempt Income Fund
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Putnam Tax Exempt Money Market Fundb
Putnam Tax-Free High Yield Fund

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Putnam StateTax-Free Income Fundsc
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS
Putnam Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

PUTNAM RETIREMENTREADY® FUNDS
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

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a As of 11/30/08.

b Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

c Not available in all states.

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103   P R O S P E C T U S

For more information
about Putnam
RetirementReady Funds

The funds’ SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in each fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about a fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

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

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

www.putnam.com

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File No. 811-21598	253814 11/08

PUTNAM RETIREMENTREADY 2050 FUND
PUTNAM RETIREMENTREADY 2045 FUND
PUTNAM RETIREMENTREADY 2040 FUND
PUTNAM RETIREMENTREADY 2035 FUND
PUTNAM RETIREMENTREADY 2030 FUND
PUTNAM RETIREMENTREADY 2025 FUND
PUTNAM RETIREMENTREADY 2020 FUND
PUTNAM RETIREMENTREADY 2015 FUND
PUTNAM RETIREMENTREADY 2010 FUND
PUTNAM RETIREMENTREADY MATURITY FUND

Each a Series of Putnam RetirementReady® Funds

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

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November 30, 2008

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of a fund’s prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the funds’ annual report. For a free copy of the funds’ annual report or a prospectus dated 11/30/08, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam’s website at www.putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

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Part I of this SAI contains specific information about the funds. Part II includes information about the funds and the other Putnam funds.

I-1

Table of Contents

PART I
FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
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PORTFOLIO MANAGERS	I-32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
STATEMENTS	I-34

Part II
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-1
TAXES	II-32
MANAGEMENT	II-40
DETERMINATION OF NET ASSET VALUE	II-58
HOW TO BUY SHARES	II-60
DISTRIBUTION PLANS	II-69
INVESTOR SERVICES	II-76
SIGNATURE GUARANTEES	II-80
REDEMPTIONS	II-80
SHAREHOLDER LIABILITY	II-80
DISCLOSURE OF PORTFOLIO INFORMATION	II-80
PROXY VOTING GUIDELINES AND PROCEDURES	II-82
SECURITIES RATINGS	II-82
CLAIMS-PAYING ABILITY RATINGS	II-86
APPENDIX A	II-90

I-2

SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Each of Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam RetirementReady 2015 Fund, Putnam RetirementReady 2010 Fund and Putnam RetirementReady Maturity Fund are series of Putnam RetirementReady Funds, a Massachusetts business trust organized on June 8, 2004 (the “Trust”). A copy of the Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of such fund.

A fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although a fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. Each fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

Each fund is a “diversified” investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent a fund invests a significant

I-3

portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer’s securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, a fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry.

I-4

(9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a “vote of a majority of the outstanding voting securities” of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

(1) A fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

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All percentage limitations on investments (other than pursuant to non-fundamental restriction (1) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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Distributions – RetirementReady Maturity


The distribution declared by the Maturity Fund each month will be in an amount equal to the dividends projected to be paid by the underlying Putnam funds (net of expenses) for a specified period (which is generally expected to be one quarter, although it may be longer or shorter if deemed appropriate by Putnam Investment Management, LLC, the fund’s investment manager (“Putnam Management”) in light of existing or anticipated market conditions, to avoid sharp fluctuations in the amount of monthly distributions), plus for certain periods undistributed amounts of such income, divided by the number of months in the period. Estimated net investment income for any period will be based upon Putnam Management's projections of investment income to be accrued during the period less projected expenses of the fund to be accrued for the period.


In estimating net investment income, Putnam Management may reduce the amounts to provide a reserve of undistributed amounts, which could be paid in subsequent periods. This procedure may enable the fund to avoid sharp fluctuations in the total monthly distributions from period to period and to minimize the possibility of making distributions from paid-in surplus or other capital sources. The reserve may increase the net asset value of the fund, thereby causing redeeming shareholders to experience higher

I-5

capital gains or lower capital losses. For example, if Putnam Management estimates that the fund's net investment income for a period will be $.33 per share, the monthly distribution might be initially established at $.30 per share, leaving a reserve of $.03 per share available for distribution in subsequent periods.

CHARGES AND EXPENSES

Management fees

Under a Management Contract with the Trust dated August 3, 2007, each fund pays a monthly fee to Putnam Management based on the average net assets of such fund, as determined at the close of each business day during the month, at the annual rate of 0.05% of the average net asset value of such fund. Putnam Management also receives management fees from the underlying Putnam funds.

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For the past three fiscal years, pursuant to the management contract, each fund incurred the following fees:

				Amount
Fund	Fiscal year	Management fee	Amount of	management fee
		paid	management fee waived	would have been
				without waivers
2050 Fund	2008	$505	$5,828	$6,333
	2007	1,172	3,885	5,057
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	2006	-	924	924
2045 Fund	2008	8,717	4,322	13,039
	2007	14,536	2,496	17,032
	2006	-	10,076	10,076
2040 Fund	2008	12,851	5,335	18,186
	2007	18,968	3,468	22,436
	2006	-	13,417	13,417
2035 Fund	2008	21,321	7,437	28,758
	2007	29,695	5,264	34,959
	2006	6,096	18,549	24,645
2030 Fund	2008	31,770	7,001	38,771
	2007	39,822	9,617	49,439
	2006	25,310	13,443	38,753

I-6

2025 Fund	2008	40,724	8,734	49,458
	2007	53,398	12,344	65,742
	2006	49,571	6,684	56,255
2020 Fund	2008	48,101	8,377	56,478
	2007	65,491	13,670	79,161
	2006	64,225	3,757	67,982
2015 Fund	2008	48,896	5,175	54,071
	2007	58,921	12,260	71,181
	2006	58,932	3,154	62,086
2010 Fund	2008	21,729	4,598	26,327
	2007	25,306	13,381	38,687
	2006	29,736	12,026	41,762
Maturity Fund	2008	12,792	1,162	13,954
	2007	20,779	-	20,779
	2006	-	22,658	22,658

Fund specific expense limitation. In order to limit expenses, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) through July 31, 2009 to the extent that expenses of a fund (exclusive of brokerage, interest, taxes, fees and expenses of the underlying Putnam funds in which a fund invests, extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.10% of a fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of a fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.


Brokerage commissions

The funds do not pay brokerage commissions on their purchases and sales of the underlying funds.

Administrative expense reimbursement


The funds did not reimburse Putnam Management for administrative services during fiscal 2008.

I-7

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Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund’s other affairs and business.

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The table below shows the value of each Trustee’s holdings in the funds and all of the Putnam funds as of December 31, 2007. In addition, except for Mr. Reynolds, who was elected to the Board of Trustees after December 31, 2007, each Trustee owned shares of each of the underlying Putnam funds in which the funds invest.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of
	RetirementReady Funds	shares held in all of the
	shares owned	Putnam funds overseen by
Trustee

Jameson A. Baxter	RR 2020 Fund: $10,001-$50,000	over $100,000

Charles B. Curtis	RR 2020 Fund: $1-$10,000	over $100,000

Robert J. Darretta	RR 2025 Fund: $-$10,000	over $100,000

Myra R. Drucker	RR 2020 Fund: $50,001-$100,000	over $100,000

John A. Hill	$0	over $100,000

Paul L. Joskow	RR 2015 Fund: $10,001-$50,000	over $100,000

Elizabeth T. Kennan	RR 2045 Fund: $1-$10,000	over $100,000

Kenneth R. Leibler	RR 2015 Fund: $1-$10,000	over $100,000

Robert E. Patterson	RR 2020 Fund: $10,001-$50,000	over $100,000

George Putnam, III	RR 2025 Fund: $10,001-$50,000	over $100,000

Richard B. Worley	$0	over $100,000

* Charles E. Haldeman, Jr.	RR 2010 Fund: $10,001-$50,000	over $100,000

*+ Robert L. Reynolds	N/A	N/A

* Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management. Messrs. Haldeman and Reynolds are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management and/or Putnam Retail Management. As of July 2008, Mr. Reynolds is the President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Mr. Haldeman is the President of your fund and each of the other Putnam funds and is Chairman of Putnam Management. Prior to July 2008, he was President and Chief Executive Officer of Putnam Investments. None of the other Trustees is an “interested person.”

+ Elected to the Board of Trustees after December 31, 2007.

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I-8

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s fiscal year, are shown in the table below:

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	Audit and Compliance Committee	12

	Board Policy and Nominating Committee	9

	Brokerage Committee	5

	Communications, Service and Marketing Committee	7

	Contract Committee	11

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	Distributions Committee	11



	Executive Committee	1

	Investment Oversight Committees	27

	Investment Oversight Coordinating Committee	8

	Pricing Committee	7

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the funds for fiscal 2008 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2007:


I-9

COMPENSATION TABLE

	Estimated	Pension or retirement
	aggregate	benefits accrued as
	compensation	part of fund expenses	Estimated
	from each series	from each series of	annual benefits	Total
	of Putnam	Putnam	from all Putnam	compensation
	RetirementReady	RetirementReady	funds upon	from all Putnam
Trustee/Year	Funds	Funds	retirement (1)	funds (2)


Jameson A. Baxter/1994 (3)	0	0	$110,500	$305,000

Charles B. Curtis/2001	0	0	113,900	291,250

Robert J. Darretta/2007	0	0	N/A	135,000

Myra R. Drucker/2004 (3)	0	0	N/A	307,500


Charles E. Haldeman, Jr./2004	0	0	N/A	0


John A. Hill/1985 (3)(4)	0	0	161,700	408,126

Paul L. Joskow/1997 (3)	0	0	113,400	295,000

Elizabeth T. Kennan/1992 (3)	0	0	108,000	300,000

Kenneth R. Leibler /2006	0	0	N/A	300,000

Robert E. Patterson/1984	0	0	106,500	300,000

George Putnam, III/1984 (4)	0	0	130,300	307,500

Robert L. Reynolds/2008 (5)	0	0	N/A	0

W. Thomas Stephens/1997 (6)	0	0	$107,100	290,000

Richard B. Worley/2004	0	0	N/A	290,000


(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.


(2) As of December 31, 2007, there were 102 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

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(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(4) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President (through May 31, 2007) of the Funds, respectively .

(5) Mr. Reynolds was elected to the Board of Trustees of the Putnam funds on September 12, 2008.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008.

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Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the

I-10

number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership


At October 31, 2008, the officers and Trustees of the funds as a group owned less than 1% of the outstanding shares of each class of each fund and, except as noted below, no person owned of record or to the knowledge of each fund beneficially 5% or more of any class of shares of each fund.

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Putnam RetirementReady 2010 Fund

Class	Shareholder name and address	Percentage owned

	WESTERN STATES ASBESTOS WORKERS
A*	Individual Account Plan	10.15

	GATEHOUSE MEDIA, INC.
A**	Retirement Savings Plan	7.42

	IBEW LOCAL 306
A**	Pension Annuity Plan	6.83

	UNIFIED SCHOOL DISTRICT 409
	A/C Mary J. Laincz
	17727 286th Rd.
B	Atchison, KS 66002-4527	19.97

	SOUTH HERO ELEMENTARY SCHOOL
	A/C Michael E. Freed-Thall
	166 Blackberryhill Rd.
B	E. Fairfield, VT 05448-9626	14.75

	USD LLC
	A/C Margarito Macias
	3248 S. Kedvale Ave.
B	Chicago, IL 60623-4823	8.18

	HUA HSING WEI
	9146 Emperor Ave.
B	San Gabriel, CA 91775-2019	7.70

	SHARON PUBLIC SCHOOLS
	A/C Evelyn L. McMullen
	8 Pine St.
B	Sharon, MA 02067-1616	7.69

	OTTO EACHUS
	805 Mason Dr.
C	Roswell, NM 88201-1138	20.55

	EDWARD D. JONES & CO.
	201 Progress Pkwy.
C	Maryland Hts, MO 63043-3009	13.48

	ROBERT J. BELLMORE
	3197 S. Surrey Loop
C	Kingman, AZ 86401-8654	12.18

	FAIRPORT CENTRAL SCHOOLS
	A/C Donna W. Barnes
	29 Aldrich Rd.
C	Fairport, NY 14450-9586	9.38

	MARK J. RUTHENBERG
	1001 N. Stockton Hill Rd. Ste. A
C	Kingman, AZ 86401-6277	7.56

	PAMELA S. MORRISON
	2321 Natalie Pl.
C	Oxnard, CA 93030-4717	5.61

	NANCY A. SMITH
	49 E. 27th Cir.
C	Fayetteville, AR 72701-7127	5.20

	BEVERLY R. MRACEK
	4530 S. Aspen Ln.
M	Kingman, AZ 86401	22.43

I-12

	MG TRUST COMPANY CUST
	FBO Mark J. Ruthenberg Ret. Pln.
	700 17th St. Ste. 300
M	Denver, CO 80202-3531	10.49

	CORINNE C. KOVACSICS
	3620 S. Pima Drive
M	Flagstaff, AZ 86001-6521	10.26

	CALIFORNIA STATE UNIVERSITY
	A/C Lawrence B. DeGraaf
	1139 Naples Ave.
M	Placentia, CA 92870-4114	8.84

	STEVEN D. ARIZAGA & LAURA L. ARIZAGA COMM PROP
	6734 E. Mission St.
M	Yuma, AZ 85365-8898	8.45

	TERRY A. STEWART
	215 Ridge Rock Rd.
M	Sedona, AZ 86351-6320	7.17

	MG TRUST COMPANY CUST
	Bio-Serv Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	32.69

	MG TRUST COMPANY AS AGENT FOR
	FRONTIER TRUSTEE AS TTEE
	Baton Rouge Machine Works, Inc.
	P.O. Box 10699
R	Fargo, ND 58106-0699	18.55

	MG TRUST COMPANY CUST FBO
	Avysion Group, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	9.70

	MG TRUST COMPANY CUST FBO
	CVC Environmental, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	8.31

	WACHOVIA BANK
	1525 W. WT Harris Blvd.
R	Charlotte, NC 28288-0001	7.78

	MG TRUST COMPANY TRUSTEE
	PA State Troopers 401(k) Profit
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	7.19

	QUEBCOR WORLD (USA) INC.
Y**	401 (k) Plan	37.06

Y**	ARDENT HEALTH SERVICES	26.19

	GENLYTE THOMAS GROUP
Y**	Retirement Savings and Investment Plan	17.80

	MECHANICAL UNION SAVINGS TRUST
Y**	401 (k) Plan	6.24

	CULLIGAN
Y*	Retirement Plan	5.48

I-13

Putnam RetirementReady 2015 Fund

Class	Shareholder name and address	Percentage owned


A*	ASBESTOS WORKERS LOCAL NO. 6	23.32

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	10.30

	DEAN C. HOLMQUIST
	1255 Brighton Sq.
B	Saint Paul, MN 55112-2449	7.42

	NFS LLC FEBO#
	Alan Kaufman Cust
	Adam Kaufman UTMA NY
	9 Spruce Hill Ct.
B	Pleasantville, NY 10570-2539	7.30

	GERARD A. BELHUMEUR
	FBO Karen A. Agrela
	629 Central Ave
B	Pawtucket, RI 02861-1955	7.16

	PERSHING LLC
	P.O. Box 2052
B	Jersey City, NJ 07303-2052	5.75

	AMERICAN ENTERPRISE INVESTMENT SVCS
	P.O. Box 9446
B	Minneapolis, MN 55474-0001	5.00

	ANN DOBROTH
	P.O. BOX 368
C	Grover Beach, CA 93483-0368	25.43

	FAIRPORT CENTRAL SCHOOLS
	A/C Donna W. Barnes
	29 Aldrich Road
C	Fairport, NY 14450-9586	18.71

	JUDY C. SMITH
	57 Mill St.
C	East Haven, CT 06512-1015	9.36

	JAMES SCHALL
	9396 Jonathan Rd.
C	Woodbury, MN 55125-4820	6.73

	JUDY A. SCHALL
	9396 Jonathan Rd.
C	Woodbury, MN 55125-4820	6.73

	NANCY A. SMITH
	49 E. 27TH Cir.
C	Fayetteville, AR 72701-7127	6.05

	HERMAN L. ZELLER
	1941 Pamela St.
M	Oxnard, CA 93036-2799	15.80

I-14

	TERRY A. STEWART
	215 Ridge Rock Rd.
M	Sedona, AZ 86351-6320	11.28

	SHAWN M. BURGESS
	2937 Rawhide Drive
M	Kingman, AZ 86401-7821	10.45

	DORIS M. FOSTER
	1827 Miami Ave.
M	Kingman, AZ 86401-4022	7.71

	JOAN S. WALKER
	2490 Avalon Ln.
M	Lk. Havasu Cty., AZ 86404-2107	6.18

	CARBONDALE ELEM SCH DIST NO 95
	A/C Margaret L. Mayberry
	7843 Giant City Rd.
	P.O. Box 2941
M	Carbondale, IL 62902-2941	5.02

	WACHOVIA BANK
	1525 West WT Harris Blvd.
R	Charlotte, NC 28288-0001	21.90

	MG TRUST COMPANY CUST FBO
	The Kenney Group, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	15.25

	MG TRUST CO CUST FBO
	HQW Architects LLC
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	7.18

	MG TRUST COMPANY CUSTODIAN
	New Horizon Care Center, Inc.
R	700 17th St., Ste. 300
	Denver, CO 80202-3531	6.69

	MG TRUST COMPANY CUST FBO
	SRI Instruments
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	5.79

	QUEBCOR WORLD (USA) INC.
Y*	401 (k) Plan	43.14

Y*	ARDENT HEALTH SERVICES	27.43

	GENLYTE THOMAS GROUP
Y*	Retirement Savings and Investment Plan	8.63

	CULLIGAN
Y*	Retirement Plan	8.51

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	5.85


I-15

Putnam RetirementReady 2020 Fund


Class	Shareholder name and address	Percentage owned

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	7.74

	D R HORTON, INC.
A*	Profit Sharing Plan	7.53

	WESTERN STATES ASBESTOS WORKERS
A**	Individual Account Plan	6.88

	ROOFERS LOCAL UNION 33
A*	Thrift Fund	6.30

	WISCONSIN GLAZIERS & GLASS WORKERS
A*	Money Purchase Fund	5.34

	PATRICIA A. EATON
	14 Woods Ln.
B	Lancaster, MA 01523-3246	6.92

	JOHNSON CITY SCHOOL DISTRICT
	A/C Cathy M. Botts
	109 Chestnut Ridge Dr.
B	Jonesborough, TN 37659-7457	5.64

	GEORGE A. OZUNA
	405 Happy Trl.
C	Shavano Park, TX 78231-1440	17.27

	MARK E. HALL
	5121 N. Bank Rd.
C	Crescent City, CA 95531-9580	14.63

	REYNOLDSBURG CITY SCHOOL DIST
	A/C Linda I. Young
	7675 Godfrey Cir.
C	Reynoldsburg, OH 43068-8110	7.82

	TODD DIERKS
	697 Blue Jay Ln.
C	Hudson, WI 54016-7676	7.09

	KRISTINE DIERKS
	697 Blue Jay Ln.
C	Hudson, WI 54016-7676	7.09

	AUBREY B. DENHAM
	6861 Mineral Mount Dr.
C	West Jordan, UT 84084-8107	6.31

	LESLIE E. JAGGERS
	333 Staghorn Way
M	West Chester, PA 19380-5113	9.42

	BARBARA M. TOTH
	2151 Chinook Dr.
M	Kingman, AZ 86401-6509	9.41

	PECO
M*	Employees 401(k) Plan	8.49

	COTTRELL, INC.
M*	401(k) Retirement Plan	5.58

	MARK J. RUTHENBERG
	1001 N. Stockton Hill Rd. Ste. A
M	Kingman, AZ 86401-6277	5.37

I-16

	JEAN M. REEVES
	P.O. Box 215
M	Chloride, AZ 86431-0215	5.06

	WACHOVIA BANK
	1525 W. WT Harris Blvd.
R	Charlotte, NC 28288-0001	46.14

	MG TRUST COMPANY CUST FBO
	Avysion Group, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	7.68

	QUEBECOR WORLD (USA) INC.
Y*	401(k) Plan	46.83

Y*	ARDENT HEALTH SERVICES	25.43

	PUTNAM INVESTMENTS
Y***	Profit Sharing Plan	9.01

	CULLIGAN
Y*	Retirement Plan	6.39


Putnam RetirementReady 2025 Fund


Class	Shareholder name and address	Percentage owned

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	12.24

	D R HORTON, INC.
A*	Profit Sharing Plan	9.64

	WISCONSIN GLAZIERS & GLASS WORKERS
A*	Money Purchase Fund	6.52

	WESTERN STATES ASBESTOS WORKERS
A**	Individual Account Plan	6.31

	IBEW LOCAL 150
A*	Supplemental Pension Fund	5.41

	MEMORIAL MEDICAL CENTER (IL)
	A/C Kathy S. Lee
	2500 E. Lake Shore Dr.
B	Springfield, IL 62712-5500	7.99

	INDEPENDENT SCHOOL DISTRICT 834
	A/C Sue Gilsdorf
	1957 Manning Trl N
B	Lake Elmo, NM 55042-9625	7.96

	GEORGE A. OZUNA
	405 Happy Trl.
C	Shavano Park, TX 78231-1440	24.21

	H. FELDE TOOL & MACHINE CO.
	A/C Darren W. Burton
	5517 N. James Rd.
C	Peoria, IL 61615-3410	11.45

	UNITED JEWISH COMMUNITY BR
	A/C Suzanne Andisman
	2471 NE 199TH St.
C	Miami, FL 33180-1829	9.68

I-17

	DEBRA F. PARSONS
	19 Webster Ave.
C	Wheeling, WV 26003-5358	7.61

	H. FELDE TOOL & MACHINE CO.
	A/C Edgar L. Soler
	6006 N. Western Ave.
C	Peoria, IL 61614-4046	7.22

	RAFAEL RUIZ
	7160 47th St. N.
C	Oakdale, MN 55128-2639	5.44

	ROSENMAN DENTAL
	A/C Judith M. Vivian
	1075 Balsam Way
C	Blue Bell, PA 19422-1577	5.11

	SUSAN M. STALHUT
	3089 W. Carmichael Rd.
M	Golden Valley, AZ 86413-8816	20.24

	ROBYN S. ALLEN CUST
	For Tobias L. Allen
	3815 N. Melody St.
M	Kingman, AZ 86409-3304	14.26

	HANI A. DEHAYBI
	3789 Martingale Dr.
M	Kingman, AZ 86409-2995	7.84

	GARY L. RIGGENBACH
	815 E. Berk Ave.
M	Kingman, AZ 86409-3910	7.26

	ROBERT F. PELZER
	641 Camero Dr.
M	Lk. Havasu Cty, AZ 86403-3824	6.81

	BONNIE L. JONES
	4621 E. Edgemont Ave.
M	Phoenix, AZ 85008-1509	5.93

	DAVE A. GOLEZ
	4014 Italia Ave.
M	Kingman, AZ 86401-0605	5.75

	WACHOVIA BANK
	1525 West WT Harris Blvd.
R	Charlotte, NC 28288-0001	20.38

	MG TRUST COMPANY CUST FBO
	First Capital Fibers, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	18.08

	MG TRUST COMPANY CUST FBO
	The Kenney Group, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	9.13

	MG TRUST COMPANY CUST FBO
	Silicon Mitus
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	8.79

I-18

	MG TRUST COMPANY CUST FBO
	Escoe Companies
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	5.27

	QUEBECOR WORLD (USA) INC.
Y*	401(k) PLAN	39.20

Y*	ARDENT HEALTH SERVICES	27.93

	PUTNAM INVESTMENTS
Y***	Profit Sharing Plan	12.12

	CULLIGAN
Y*	Retirement Plan	7.52

	GENLYTE THOMAS GROUP
Y*	Retirement Savings and Investment Plan	6.69


Putnam RetirementReady 2030 Fund

Class	Shareholder name and address	Percentage owned


	D R HORTON, INC.
A*	Profit Sharing Plan	13.72

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	8.15

	WISCONSIN GLAZIERS & GLASS WORKERS
A*	Money Purchase Fund	5.86

	JOHN F. KEATING
	7330 Darien Ln.
B	Darien, IL 60561-4108	6.91

	DENNIS P. HERRON
	41 Delancey Ct.
B	Pittsford, NY 14534-2761	6.26

	AMBER L. HINES & MATTHEW B. HINES JTWROS
	RR 2 Box 425
C	Triadelphia, WV 26059-9631	22.51

	PAULA A. MILLER
	574 Tucson St.
C	Aurora, CO 80011-8445	14.69

	ROSENMAN DENTAL
	A/C Peter Rosenman
	328 Greenbank Rd.
C	Bryn Mawr, PA 19010-1619	10.60

	AMY DISBURY
	16716 Ivy Lake Dr.
C	Odessa, FL 33556-6020	7.78

	MG TRUST COMPANY CUST FBO
	Robert Epstein
	700 17th St., Ste. 300
C	Denver, CO 80202-3531	6.58

	STEVE KVERNMO
	503 Grindstone Ln.
C	Dundas, MN 55019-3958	6.34

I-19

	LEIGH A. MEYERS
	2115 147th Ave. SE
C	Erie, ND 58029-9752	5.19

	COTTRELL, INC.
M*	401 (k) Retirement Plan	95.14

	WACHOVIA BANK
	1525 W. WT Harris Blvd.
R	Charlotte, NC 28288-0001	37.47

	MG TRUST COMPANY CUST FBO
	Pet Vet, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	16.48

	MG TRUST COMPANY CUST
	FBO Rincon Band of Luiseno Indians
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	6.17

	QUEBECOR WORLD (USA) INC.
Y*	401(k) Plan	41.88

Y*	ARDENT HEALTH SERVICES	22.61

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	12.72

	CULLIGAN
Y*	Retirement Plan	7.46

	GENLYTE THOMAS GROUP
Y*	Retirement Savings and Investment Plan	6.14

	MECHANICAL UNION SAVINGS TRUST
Y*	401 (k) Plan	5.04


Putnam RetirementReady 2035 Fund

Class	Shareholder name and address	Percentage owned

	D R HORTON, INC.
A*	Profit Sharing Plan	18.32

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	7.99

	IBEW LOCAL 150
A*	Supplemental Pension Fund	6.61

	PERSHING LLC
	P.O. Box 2052
B	Jersey City, NJ 07303-2052	9.41

	USD LLC
	A/C Lee D. Guzik
	629 W. Addison St. #2
B	Chicago, IL 60613-4413	5.05

	LAURA L. WEBER
	118 Atglen St.
C	Lyndora, PA 16045-1502	16.60

	SAN DIEGO UNIFIED SCHOOL DIST.
	A/C Christine Madrid
	7445 Charmant Dr., Unit 1714
C	San Diego, CA 92122-5009	15.74

I-20

	SCOTT H. SUNBURY
	326 Russet Ln.
C	Southington, CT 06489-1774	8.60

	ST. LOUIS PARK SCHOOL DISTRICT
	A/C Barbara A. Motzko Nelson
	6657 Merrimac Ln. N.
C	Maple Grove, MN 55311-3805	7.07

	MG TRUST COMPANY CUST FBO
	Robert Epstein
	700 17th St., Ste. 300
C	Denver, CO 80202-3531	7.04

	JOANNE F. MCLAUGHLIN
	525 W. Butler Pike, Apt. 6
C	Ambler, PA 19002-5222	6.68

	A&W PHARMACY INC.
	A/C Joseph M. Kalinowski
	17 Radcliffe Dr.
C	Churchville, PA 18966-1546	6.10

	DIABETES MANAGEMENT & SUPPLIES
	A/C Henry J. Wagner, Jr.
	1904 Pasadena Ave.
C	Metairie, LA 70001-2544	5.52

	COTTRELL INC.
M*	401 (k) Retirement Plan	49.38

	DARYL M. EASON CUST
	For David A. Eason
	12415 Pathos Ln.
M	San Diego, CA 92129-4131	12.00

	DARYL M. EASON CUST
	For Delaina M. Eason
	12415 Pathos Lane
M	San Diego, CA 92129-4131	12.00

	MONICA G. ALPERT
	1136 Stratford Ave.
M	S. Pasadena, CA 91030-3418	10.38

	OTTO G. EACHUS CUST
	For T. Cameron Eachus
	805 Mason Dr.
M	Roswell, NM 88201-1138	5.46

	WACHOVIA BANK
	1525 West WT Harris Blvd.
R	Charlotte, NC 28288-0001	22.38

	MG TRUST COMPANY CUST FBO
	IHS Pharmacy
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	16.76

	MG TRUST COMPANY
	One Fish Two Fish, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	14.00

	MG TRUST COMPANY CUST FBO
	United Smiles PC
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	5.45

I-21

	MG TRUST COMPANY CUST FBO
	SRI Instruments
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	5.20

	QUEBECOR WORLD (USA) INC.
Y*	401(k) Plan	35.38

Y*	ARDENT HEALTH SERVICES	22.44

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	17.46

Y*	CULLIGAN RETIREMENT PLAN	9.93

	GENLYTE THOMAS GROUP
Y*	Retirement Savings and Investment Plan	8.47


Putnam RetirementReady 2040 Fund


Class	Shareholder name and address	Percentage owned

	D R HORTON, INC.
A*	Profit Sharing Plan	19.92

	IBEW LOCAL 150
A*	Supplemental Pension Fund	9.50

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	6.87

	WISCONSIN GLAZIERS & GLASS WORKERS
A*	Money Purchase Fund	5.02

	SUTTER COUNTY SUP OF SCHS OFFICE
	A/C Mary A. Morgan
	1436 Coughlin Ct.
B	Yuba City, CA 95993-8705	12.49

	TODD SAALFRANK & KARLA SAALFRANK JTWROS
	6721 Hursh Rd.
B	Fort Wayne, IN 46845-8867	11.46

	KHAMKOUN P. NONTHAWETH
	3521 63RD Street
B	Saugatuck, MI 49453	8.26

	EDDIE SOLIS
	3406 Burlington Woods Ct.
B	Lutz, FL 33559-3201	6.46

	MARK J. FUNK
	36022 Rimcrest Rd.
B	Freeport,MN 56331-9769	6.45

	JOSHUA D. BEST
	4056 E. Stein Rd.
B	La Salle, MI 48145-9683	6.30

	LAUREN M. HALL
	11941 Havermale Rd.
B	New Lebanon, OH 45345-9751	6.19

	MELISSA GLESSNER
	P.O. Box 205
C	Valley Grove, WV 26060-0205	28.17

I-22

	SAMMY J. FEE, JR.
	3337 Clubside Dr.
C	Norton, OH 44203-5168	16.95

	DIABETES MANAGEMENT & SUPPLIES
	A/C Terry K. Miller
	2213 Haring Rd.
C	Metairie, LA 70001-1003	16.24

	TAMARA A. ARROWSMITH
	486 Brendon Dr.
C	Leola, PA 17540-9535	13.00

	COTTRELL, INC.
M*	401 (k) Retirement Plan	73.51

	LOGAN E. TILLMON
	6089 Bridgewood Way
M	Las Vegas, NV 89110-2718	18.99

	TATYANA T. RUTHENBERG
	For William J. Ruthenberg III CESA
	1001 N. Stockton Hill Rd., Ste. A
M	Kingman, AZ 86401-6277	6.63

	WACHOVIA BANK
	1525 West WT Harris Blvd.
R	Charlotte, NC 28288-0001	20.89

	MG TRUST COMPANY CUST FBO
	IHS Pharmacy
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	15.67

	MG TRUST COMPANY CUST FBO
	The Kenney Group, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	9.07

	MG TRUST COMPANY CUST
	Wittenberg Weiner Consulting LLC
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	7.75

	MG TRUST COMPANY CUST FBO
	Pasquariello Electric Corp.
	700 17th St., Ste. 300

R	Denver, CO 80202-3531	7.67

	QUEBECOR WORLD (USA) INC.
Y*	401(k) PLAN	34.98

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	24.10

Y*	ARDENT HEALTH SERVICES	21.14

	CULLIGAN
Y*	Retirement Plan	8.11

	GENLYTE THOMAS GROUP
Y*	Retirement Savings and Investment Plan	6.77


I-23

Putnam RetirementReady 2045 Fund

Class	Shareholder name and address	Percentage owned


	D R HORTON, INC.
A*	Profit Sharing Plan	16.72

	IBEW LOCAL 150
A*	Supplemental Pension Fund	9.86

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	7.31

	SARAH N. RICH
	4619 Sunflower Rd. Apt. 50
B	Knoxville, TN 37909-1431	13.74

	RAYMOND JAMES & ASSOC. INC. CSDN
	FBO Ramona Miller SIRA
	23620 Meridian Pl. W.
B	Bothell, WA 98021-8759	11.59

	CARMEN R. GRAIR
	3360 N. Lamer St.
B	Burbank, CA 91504-1631	10.81

	GEORGE GRAIR
	3360 N. Lamer St.
B	Burbank, CA 91504-1631	10.66

	AMERICAN ENTERPRISE INVESTMENT SVCS
	P.O. Box 9446
B	Minneapolis, MN 55474-0001	9.52

	NFS LLC FEBO
	Citizens Bank
	FBO Solomon M. Phung
	2788 Iron Way
B	Doylestown, PA 18902-1852	9.50

	STEVAN H. LABUSH
	245 Waterman St. Ste. 502
B	Providence, RI 02906-5215	7.11

	JASON J. SELBY
	4154 Yosemite Ave. S.
B	St. Louis Park, MN 55416-3123	5.26

	LYRICS HQ
	A/C Thomas C. Poe, Jr.
	611 S. Port St.
C	Baltimore, MD 21224-3648	33.74

	ERIC REMPE
	1655 Taft St.
C	Lemon Grove, CA 91945-4053	22.84

	PRECISION, INC.
	A/C Brian E. Wilson
	7118 E. 30th St.
C	Tucson, AZ 85710-5710	20.09

	JULIE F. WILSON
	35 E. Lamar Rd.
C	Phoenix, AZ 85012-1023	10.82

	RENEE T. RIEGER
	3004 N. Harrison St.
M	Wilmington, DE 19802-2936	51.11

I-24

	GRAYLING ASSOCIATES
	A/C Darius C. Goss
	25 Owen St. Apt. 104
M	Hartford, CT 06105-4523	19.32

	COTTRELL INC.
M*	401 (k) Retirement Plan	17.47

	PUTNAM LLC
	1 Post Office Sq.
M	Boston, MA 02109-2106	12.10

	WACHOVIA BANK
	1525 W. WT Harris Blvd.
R	Charlotte, NC 28288-0001	35.77

	MG TRUST COMPANY CUST FBO
	Anstine Smith, Inc. DBA Shenk &
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	9.89

	MG TRUST COMPANY CUST FBO
	The Kenney Group, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	7.62

	MG TRUST COMPANY CUST
	FBO Rincon Band of Luiseno Indians
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	6.36

	MG TRUST COMPANY CUST FBO
	First Capital Fibers, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	5.61

	QUEBECOR WORLD (USA) INC.
Y*	401(k) Plan	37.32

Y*	ARDENT HEALTH SERVICES	18.74

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	18.71

	GENLYTE THOMAS GROUP
Y*	Retirement Savings and Investment Plan	12.16

	CULLIGAN
Y*	Retirement Plan	11.57


I-25

Putnam RetirementReady 2050 Fund


Class	Shareholder name and address	Percentage owned

	D R HORTON INC.
A*	Profit Sharing Plan	8.48

	IBEW LOCAL 150
A*	Supplemental Pension Fund	7.98

	RED DOOR AND MARIO TRICOCI
A*	401(k) Savings Plan	7.54

	IBEW LOCAL 38
A*	401 (k) Plan	5.47

	ELIZABETH B. O’CONNOR
	O’Connor Irish Corner
	323 Roanoke Blvd.
B	Salem, VA 24153-5009	18.46

	TIMOTHY D. MEYER
	2401 Aspen Ln. SW
B	Rochester, MN 55902-0847	12.40

	STEPHEN J. HOFFMAN
	1659 Woodgate Dr.
B	Troy, MI 48083-5551	9.06

	JIA TZONG KOU
	1730 Fern Hollow Dr.
B	Diamond Bar, CA 91765-2727	7.27

	DEREK C. KULWICKI
	7805 Parkdale Dr.
B	Zionsville, IN 46077-8014	5.34

	DEBORAH NEVIN
	3409 Malito Dr.
C	Bonita,CA 91902-1219	23.65

	SAN DIEGO UNIFIED SCHOOL DIST
	A/C Jennifer Barnes
	1977 Oliver Ave.
C	San Diego, CA 92109-5512	17.10

	SAN DIEGO UNIFIED SCHOOL DIST
	A/C Tamiko Stratton
	858 3rd Ave., PMB #197
C	Chula Vista, CA 91911-1305	14.24

	IAN SACCO
	3747 Keating St., Unit 5
C	San Diego, CA 92110-1930	14.12

	GEORGIA PHARES
	6385 Ebb Tide Way
C	Carlsbad, CA 92011-1261	8.12

	COTTRELL, INC.
M*	401 (k) Retirement Plan	94.84

	MG TRUST COMPANY CUST FBO
	D&D Instruments, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	17.01

I-26

	MG TRUST COMPANY CUST
	FBO Rincon Band of Luiseno Indians
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	12.43

	MG TRUST CO CUST FBO
	Magtech & Power Conversion, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	8.97

	MG TRUST COMPANY CUST FBO
	Mackintire Insurance Agency, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	6.94

	MG TRUST COMPANY TRUSTEE
	Healthfusion, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	6.68

	MG TRUST COMPANY TRUSTEE
	PA State Troopers
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	5.23

	QUEBECOR WORLD (USA) INC.
Y*	401(k) Plan	37.65

	LOVELACE
Y*	Pension Plan	18.97

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	15.75

	GENLYTE THOMAS GROUP
Y*	Retirement Savings & Investment Plan	10.96

	MATLET GROUP
Y*	Retirement Savings	6.51

	CULLIGAN
Y*	Retirement Plan	5.55


I-27

Putnam RetirementReady Maturity Fund

Class	Shareholder name and address	Percentage owned

	ROOFERS LOCAL UNION 33
A*	Thrift Fund	9.74

	IRONWORKERS ST. LOUIS DISTRICT COUNCIL
A*	Annuity Trust Fund	8.30

	WESTERN STATES ASBESTOS WORKERS
A**	Individual Account Plan	6.88

	D R HORTON, INC.
A*	Profit Sharing Plan	5.78

	MABEL R. ADAMS
	2012 N. 24th St.
B	Boise, ID 83702-0205	34.40

	DONNA E. MANSELL
	4907 Cassia St.
B	Boise, ID 83705-1907	22.07

	ROBERT T. ENTWISTLE
	433 S. Whisperwood Way
B	Boise, ID 83709-7059	13.34

	COMMONWEALTH TITLE-MONMOUTH AGCY
	A/C Jean Marino
	41 Sutton Dr.
B	Manalapan, NJ 07726-8717	11.49

	INNOVATIVE SOFTWARE SOLUTIONS
	A/C David Rossi
	88 Gladding Pl.
B	Kensington, CT 06037-2048	10.89

	ANN DOBROTH
	P.O. Box 368
C	Grover Beach, CA 93483-0368	51.24

	MARGARET C. SMITH
	5541 Jamaica Rd.
C	Cocoa, FL 32927-8132	17.04

	ERMA M. LORION
	1011 Belcourt Cir.
C	Kingman, AZ 86409-1247	16.88

	CALIFORNIA STATE UNIVERSITY
	A/C Cheryl E. Smith
	1065 Olson Rd.
C	Coupeville, WA 98239-3114	14.22

	SARAH A. DOBROTH
	P.O. Box 368
M	Grover Beach, CA 93483-0368	22.84

	CALIFORNIA STATE UNIVERSITY
	A/C Cheryl E. Smith
	1065 Olson Rd.
M	Coupeville, WA 98239-3114	21.48

	GENE F. FRIEL
	3094 Ridge Rd.
M	South Park, PA 15129-9334	18.74

I-28

	RUTH E. FOWLER
	996 E. Storm Cloud Dr.
M	Kingman, AZ 86409-1103	7.24

	DAVID L. PINCKLEY & JOYCE C. PINCKLEY JTWROS
	1130 N. 8TH St.
M	Lakeside, OR 97449-9642	5.72

	MG TRUST COMPANY CUST FBO
	First Capital Fibers, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	39.79

	WACHOVIA BANK
	1525 West WT Harris Blvd.
R	Charlotte, NC 28288-0001	30.44

	MG TRUST COMPANY TRUSTEE
	Federal Steel & Erection Company
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	12.40

	QUEBECOR WORLD (USA) INC.
Y*	401(k) Plan	29.44

Y*	ARDENT HEALTH SERVICES	27.81

	MECHANICAL UNION SAVINGS TRUST
Y*	401 (k) Plan	20.57

	GENLYTE THOMAS GROUP
Y*	Retirement Savings & Investment Plan	9.76

	PUTNAM INVESTMENTS
Y***	Profit Sharing Plan	6.57


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.


** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

*** The address for the name listed is: c/o Orchard Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.


Distribution fees


During fiscal 2008, each fund paid the following 12b-1 fees to Putnam Retail Management:


I-29

Fund	Class A	Class B	Class C	Class M	Class R

2050 Fund	$21,061	$1,399	$250	$253	$540

2045 Fund	43,924	1,682	203	26	1,494

2040 Fund	61,387	2,874	254	124	1,939

2035 Fund	88,889	5,252	975	471	1,948

2030 Fund	116,791	6,801	1,050	5,678	2,468

2025 Fund	143,727	10,583	1,842	2,044	2,606

2020 Fund	173,825	8,415	1,920	7,629	2,152

2015 Fund	183,086	7,485	2,180	1,531	1,001

2010 Fund	82,465	2,543	1,208	1,023	1,525

Maturity Fund	47,950	806	11	990	592

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Total front-	Sales charges retained by Putnam	Contingent
Fund	Fiscal	end sales	Retail Management after dealer	deferred sales
	year	charges	concessions	charges

2050 Fund	2008	$8,726	$3,502	-
	2007	5,684	1,738	-
	2006	5,406	2,579	-
2045 Fund	2008	4,068	1,062	-
	2007	3,270	739	-
	2006	3,616	1,249	-
2040 Fund	2008	13,687	2,629	-
	2007	7,707	1,406	-
	2006	3,772	438	-
2035 Fund	2008	20,565	6,052	-
	2007	8,737	1,334	-
	2006	9,050	2,919	-
2030 Fund	2008	15,356	2,530	-
	2007	24,037	3,688	-
	2006	9,341	1,074	-

I-30

2025 Fund	2008	17,878	2,878	-
	2007	27,826	3,226	-
	2006	12,856	4,655	-
2020 Fund	2008	14,971	2,890	-
	2007	11,409	1,349	-
	2006	8,033	1,773	-
2015 Fund	2008	11,990	2,092	-
	2007	17,423	2,428	-
	2006	9,420	1,237	-
2010 Fund	2008	13,137	1,829	-
	2007	5,143	371	-
	2006	2,552	151	-
Maturity	2008	1,643	140	-
Fund
	2007	227	88	-
	2006	1,117	92	-

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fund	Fiscal	Contingent deferred sales charges
	year
2050 Fund	2008	$158
	2007	-
	2006	-
2045 Fund	2008	205
	2007	193
	2006	-
2040 Fund	2008	1,663
	2007	410
	2006	58

I-31

2035 Fund	2008	1,219
	2007	681
	2006	433
2030 Fund	2008	753
	2007	206
	2006	1,388
2025 Fund	2008	3,137
	2007	344
	2006	620
2020 Fund	2008	1,553
	2007	717
	2006	566
2015 Fund	2008	1,375
	2007	383
	2006	1,124
2010 Fund	2008	244
	2007	504
	2006	295
Maturity Fund	2008	2
	2007	-
	2006	-

I-32

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fund	Fiscal	Contingent deferred sales charges
	year
2050 Fund	2008	$-
	2007	-
	2006	315
2045 Fund	2008	6
	2007	-
	2006	-
2040 Fund	2008	8
	2007	-
	2006	-
2035 Fund	2008	2
	2007	-
	2006	-
2030 Fund	2008	-
	2007	66
	2006	424
2025 Fund	2008	29
	2007	-
	2006	-
2020 Fund	2008	17
	2007	-
	2006	-
2015 Fund	2008	-
	2007	-
	2006	-
2010 Fund	2008	-
	2007	2
	2006	-
Maturity Fund	2008	-
	2007	250
	2006	-

I-33


Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

		Total front-	Sales charges retained by Putnam	Contingent
Fund	Fiscal	end sales	Retail Management after dealer	deferred sales
	year	charges	concessions	charges
2050 Fund	2008	$-	$-	$-
	2007	-	-	-
	2006	-	-	-
2045 Fund	2008	53	7	-
	2007	62	32	-
	2006	-	-	-
2040 Fund	2008	42	5	-
	2007	6	-	-
	2006	27	-	-
2035 Fund	2008	156	53	-
	2007	100	17	-
	2006	101	16	-
2030 Fund	2008	191	87	-
	2007	117	15	-
	2006	314	12	-
2025 Fund	2008	851	133	-
	2007	1,936	213	-
	2006	6,405	492	-
2020 Fund	2008	3,469	451	-
	2007	15,124	1,962	-
	2006	6,097	687	-
2015 Fund	2008	1,537	301	-
	2007	2,020	196	-
	2006	2,073	226	-
2010 Fund	2008	-	-	-
	2007	99	11	-
	2006	169	14	-

I-34


Maturity	2008	-	-	-
Fund
	2007	-	-	-
	2006	-	-	-

Investor servicing and custody fees and expenses


During the 2008 fiscal year, each fund incurred no monies in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.


PORTFOLIO MANAGERS


Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the funds’ portfolio managers managed as of the funds’ most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts
					(including separate
					accounts, managed
					account programs and
			Other accounts that pool		single-sponsor defined
Portfolio	Other SEC-registered open-		assets from more than one		contribution plan
manager	end and closed-end funds		client		offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets


Jeffrey Knight	25	$16,076,340,000	109	$6,531,700,000	5	$147,300,000

Robert Kea	17	$6,498,510,000	98	$5,621,610,000	3	$14,100,000

Robert Schoen	23	$12,877,500,000	106	$6,441,560,000	4	$125,400,000


See “Management-Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management

I-35

addresses potential conflicts of interest resulting from an individual’s management of more than one account.


Compensation of portfolio managers

Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. Putnam compares each fund’s performance against the following Lipper peer groups:

Fund	Lipper Peer Group

Putnam RetirementReady Maturity	Lipper Mixed-Asset Target Allocation Conservative
Fund	Funds

Putnam RetirementReady 2010 Fund	Lipper Mixed-Asset Target 2010 Funds

Putnam RetirementReady 2015 Fund	Lipper Mixed-Asset Target 2015 Funds

Putnam RetirementReady 2020 Fund	Lipper Mixed-Asset Target 2020 Funds

Putnam RetirementReady 2025 Fund	Lipper Mixed-Asset Target 2025 Funds

Putnam RetirementReady 2030 Fund	Lipper Mixed-Asset Target 2030 Funds

Putnam RetirementReady 2035 Fund	Lipper Mixed-Asset Target 2035 Funds

Putnam RetirementReady 2040 Fund	Lipper Mixed-Asset Target 2040 Funds

Putnam RetirementReady 2045 Fund	Lipper Mixed-Asset Target 2045 Funds

Putnam RetirementReady 2050 Fund	Lipper Mixed-Asset Target 2050+ Funds

Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

I-36

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is each fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.


The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds’ Annual Report for the fiscal year ended July 31, 2008, filed electronically on September 26, 2008, (File No. 811-21598), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


I-37

TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	1
TAXES	32
MANAGEMENT	40
DETERMINATION OF NET ASSET VALUE	58
HOW TO BUY SHARES	60
DISTRIBUTION PLANS	69
INVESTOR SERVICES	76
SIGNATURE GUARANTEES	80
REDEMPTIONS	80
SHAREHOLDER LIABILITY	80
DISCLOSURE OF PORTFOLIO INFORMATION	80
PROXY VOTING GUIDELINES AND PROCEDURES	82
SECURITIES RATINGS	82
CLAIMS-PAYING ABILITY RATINGS	86
APPENDIX A	90

October 30, 2008

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Investment Management, LLC (“Putnam Management”) in this section include PIL and/or PAC, as appropriate.

Alternative Investment Strategies	Mortgage-backed and Asset-backed Securities
Bank Loans	Options on Securities
Borrowing	Preferred Stocks and Convertible Securities
Derivatives	Private Placements and Restricted Securities
Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)
Foreign Currency Transactions	Redeemable Securities
Foreign Investments and Related Risks	Repurchase Agreements
Forward Commitments and Dollar Rolls	Securities Loans
Futures Contracts and Related Options	Securities of Other Investment Companies
Hybrid Instruments	Short-term Trading
Industry and Sector Groups	Special Purpose Acquisition Companies
Inflation-Protected Securities	Structured investments
Initial Public Offerings (IPOs)	Swap Agreements
Inverse Floaters	Tax-exempt Securities
Lower-rated Securities	Warrants
Money Market Instruments	Zero-coupon and Payment-in-kind Bonds

Alternative Investment Strategies

Under normal market conditions, the fund seeks to remain fully invested and to minimize its cash holdings. However, at times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is

II-1

responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

II-2

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a

II-3

result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are

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secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

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At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

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The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute

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its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information

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available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a

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dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation

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margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

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Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups

Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor’s industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund’s shareholder reports or other communications.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

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Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

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Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able

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to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

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In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

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Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

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At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

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Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction

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costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise

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of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the

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security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

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REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities or certain other investment-grade, fixed-income securities (including, without limitation, certain corporate bonds and notes, commercial paper, mortgage-backed securities and short-term securities). Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

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Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

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Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

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Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap

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contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an

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unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a

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market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

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"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise

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price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a

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value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the fund’s investments in loan participations, the fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement; and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources described in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Properly designated distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year) (“Capital Gain Dividends”) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

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If a fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income.

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If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2011.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Insured Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in tax exempt securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Insured Municipal Fund will be taxable for purposes of the federal AMT.

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Derivative transactions. If the fund engages in derivative transactions, including transactions in options, futures contracts, straddles, and other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Certain of the fund’s derivative activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Investments in REITs. If the fund invests in equity securities of real estate investment trusts ("REITs"), such investments in REIT equity securities may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund's investment in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by a fund from a REIT generally will not constitute qualified dividend income.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), REITs that are themselves taxable mortgage pools ("TMPs") or REITs that invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize unrelated business taxable income UBTI if the fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

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Under legislation enacted in December 2006, a charitable remainder trust ("CRT"), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to

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be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Investment by the fund in “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the fund’s redemption of shares of such underlying fund may cause the fund to be treated as receiving a dividend treated as qualified dividend income, if applicable, or otherwise taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

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Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the fund beginning before January 1, 2008, the fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that were not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the fund (a “short-term capital gain dividend”). Legislation to extend the exemption from withholding was proposed but not enacted in 2007. It is unclear whether such legislation will be enacted in 2008. Regardless of the status of the extension, a fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. If a beneficial holder who is a foreign person has a

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trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

MANAGEMENT

Trustees

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals Inc. and the Mutual
1943), Trustee since 1994 and	Associates, Inc., a	Fund Directors Forum. Until 2007, Ms. Baxter was
Vice Chairman since 2005	private investment firm.	a Director of Banta Corporation (a printing and
supply chain management company), Ryerson, Inc.
(a metals service company) and Advocate Health
Care. She has also served as a director on a number
of other boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College.

Charles B. Curtis (Born	President and Chief	Member of the Council on Foreign Relations and
1940), Trustee since 2001	Operating Officer,	serves as a Director of Edison International and
	Nuclear Threat Initiative	Southern California Edison. Until 2006, Mr. Curtis
	(a private foundation	served as a member of the Trustee Advisory Council
	dealing with national	of the Applied Physics Laboratory, Johns Hopkins
	security issues) and	University. Until 2003, Mr. Curtis was a Member of
	serves as Senior Advisor	the Electric Power Research Institute Advisory
	to the United Nations	Council and the University of Chicago Board of
	Foundation.	Governors for Argonne National Laboratory. Prior
to 2002, Mr. Curtis was a Member of the Board of
Directors of the Gas Technology Institute and the
Board of Directors of the Environment and Natural
Resources Program Steering Committee, John F.
Kennedy School of Government, Harvard
University. Until 2001, Mr. Curtis was a Member of
the Department of Defense Policy Board and
Director of EG&G Technical Services, Inc. (a fossil
energy research and development support company).

Robert J. Darretta (Born	Prior to 2007, Mr.	Director of UnitedHealth Group (a
1946), Trustee since 2007	Darretta held several	diversified healthcare conglomerate). Until April,
	accounting and finance	2007, Mr. Darretta was Vice Chairman of the Board
	positions with Johnson	of Directors of Johnson & Johnson.
& Johnson (a diversified

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Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

health-care
conglomerate), including
Chief Financial Officer,
Executive Vice
President, and Treasurer.

Myra R. Drucker (Born	Ms. Drucker is Chair of	Ms. Drucker is an ex-officio member of the New
1948), Trustee since 2004	the Board of Trustees of	York Stock Exchange Pension Managers Advisory
	Commonfund (a not-for-	Committee, having served as Chair for seven years.
	profit firm managing	She serves as an advisor to RCM Capital
	assets for educational	Management (an investment management firm) and
	endowments and	to the Employee Benefits Investment Committee of
	foundations), Vice Chair	The Boeing Company (an aerospace firm). From
	of the Board of Trustees	November 2001 until August 2004, Ms. Drucker
	of Sarah Lawrence	was Managing Director and a member of the Board
	College, and a member	of Directors of General Motors Asset Management
	of the Investment	and Chief Investment Officer of General Motors
	Committee of the Kresge	Trust Bank. From December 1992 to November
	Foundation (a charitable	2001, Ms. Drucker served as Chief Investment
	trust). She is also a	Officer of Xerox Corporation (a document
	director of New York	company). Prior to December 1992, Ms. Drucker
	Stock Exchange LLC (a	was Staff Vice President and Director of Trust
	wholly-owned	Investments for International Paper (a paper and
	subsidiary of NYSE	packaging company). Ms. Drucker received a B.A.
	Euronext), and a director	degree from Sarah Lawrence College and pursued
	of Interactive Data	graduate studies in economics, statistics and
	Corporation (a provider	portfolio theory at Temple University.
of financial market data
and analytics to financial
institutions and
investors).

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies controlled by First Reserve
Chairman since 2000	private equity buyout	Corporation, as well as Chairman of TH Lee,
	firm that specializes in	Putnam Investment Trust (a closed-end investment
	energy investments in	company advised by an affiliate of Putnam
	the diversified world-	Management). He is also a Trustee of Sarah
	wide energy industry).	Lawrence College and a member of the Advisory
Board of the Millstein Center for Corporate
Governance and Performance at the Yale School of
Management.

Paul L. Joskow (Born 1947),	President of the Alfred	Trustee of Yale University; a Director of
Trustee since 1997	P. Sloan Foundation (a	TransCanada Corporation (an energy company
	philanthropic institution	focused on natural gas transmission and power
	focused primarily on	services) and of Exelon Corporation (an energy
	research and education	company focused on power services); and a Member
	on issues related to	of the Board of Overseers of the Boston Symphony
	science, technology and	Orchestra. Prior to August 2007, he served as a
	economic performance).	Director of National Grid (a U.K.-based holding

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Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	He is currently on leave	company with interests in electric and gas
	from his position as the	transmission and distribution and
	Elizabeth and James	telecommunications infrastructure). Prior to July,
	Killian Professor of	2006, he served as President of the Yale University
	Economics and	Council. Prior to February 2005, he served on the
	Management at the	board of the Whitehead Institute for Biomedical
	Massachusetts Institute	Research (a non-profit research institution). Prior to
	of Technology (“MIT”).	February 2002, he was a Director of State Farm
	Prior to 2007, he was the	Indemnity Company (an automobile insurance
	Director of the Center	company), and prior to March 2000, he was a
	for Energy and	Director of New England Electric System (a public
	Environmental Policy	utility holding company).
Research at MIT.

Elizabeth T. Kennan (Born	Partner in Cambus-	Lead Director of Northeast Utilities. She is a Trustee
1938), Trustee since 1992	Kenneth Farm	of the National Trust for Historic Preservation, of
	(thoroughbred horse and	Centre College and of Midway College (in Midway,
	cattle breeding). She is	Kentucky). Until 2006, she was a Member of The
	President Emeritus of	Trustees of Reservations. Prior to June 2005, she
	Mount Holyoke College.	was a Director of Talbots, Inc. (a distributor of
women’s apparel), and she has served as Director on
a number of other boards, including Bell Atlantic,
Chastain Real Estate, Shawmut Bank, Berkshire Life
Insurance and Kennedy Home Life Insurance. Dr.
Kennan has also served as President of Five
Colleges Incorporated and as a Trustee of Notre
Dame University, and is active in various
educational and civic associations. Prior to 2001, Dr.
Kennan served on the oversight committee of the
Folger Shakespeare Library.

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Kenneth R. Leibler (Born	A founder and former	Prior to December 2006, Mr. Leibler served as a
1949), Trustee since 2006	Chairman of the Boston	Director of the Optimum Funds Group. Prior to
	Options Exchange, an	October, 2006 he served as a Director of ISO New
	electronic market place	England, the organization responsible for the
	for the trading of listed	operation of the electric generation system in the
	derivatives securities,	New England states. Prior to 2000, he was a Director
	and lead director of	of the Investment Company Institute in Washington,
	Ruder Finn Group, a	D.C. Prior to January, 2005 Mr. Leibler served as
	global communications	Chairman and Chief Executive Officer of the Boston
	and advertising firm. He	Stock Exchange. Prior to January 2000, he served as
	currently serves as a	President and Chief Executive Officer of Liberty
	Trustee of Beth Israel	Financial Companies, a publicly traded diversified
	Deaconess Hospital in	asset management organization. Prior to June 1990,
	Boston and as a Director	he served as President and Chief Operating Officer
	of Northeast Utilities,	of the American Stock Exchange (AMEX). Prior to
	which operates New	serving as AMEX President, he held the position of
	England’ largest energy	Chief Financial Officer, and headed its management
	delivery system.	and marketing operations.

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II-42

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Robert E. Patterson (Born	Senior Partner of Cabot	Chairman Emeritus and Trustee of the Joslin
1945), Trustee since 1984	Properties, L.P. and	Diabetes Center. Prior to December 2001 and June
	Chairman of Cabot	2003, Mr. Patterson served as a Trustee of Cabot
	Properties, Inc. (a	Industrial Trust and the Sea Education Association,
	private equity firm	respectively.
investing in commercial
real estate). Prior to
December 2001, he was
President of Cabot
Industrial Trust (a
publicly traded real
estate investment trust).

George Putnam III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of St.
	Inc. (a publisher of	Mark’s School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2006, Mr. Putnam was
	other research services)	a Trustee of Shore Country Day School. Until 2002,
	and President of New	he was a Trustee of the Sea Education Association.
Generation Advisers,
Inc. (a registered
investment adviser to
private funds), which are
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

Richard B. Worley (Born	Managing Partner of	Serves as a Trustee of the University of
1945), Trustee since 2004	Permit Capital LLC (an	Pennsylvania Medical Center, the Robert Wood
	investment management	Johnson Foundation (a philanthropic organization
	firm). Prior to 2002, he	devoted to healthcare issues) and the National
	served as Chief Strategic	Constitution Center. Mr. Worley is also a Director
	Officer of Morgan	of the Colonial Williamsburg Foundation (a
	Stanley Investment	historical preservation organization) and the
	Management. He	Philadelphia Orchestra Association. He serves on
	previously served as	the investment committees of Mount Holyoke
	President, Chief	College and World Wildlife Fund (a wildlife
	Executive Officer and	conservation organization).
Chief Investment Officer
of Morgan Stanley Dean
Witter Investment
Management and as a
Managing Director of
Morgan Stanley (a
financial services firm).

Interested Trustees

*Charles E. Haldeman, Jr.	Chairman of Putnam	Serves on the Board of Governors of the Investment
(Born 1948), Trustee since	Investment Management	Company Institute and as Chair of the Board of
2004 and President of the	and President of the	Trustees of Dartmouth College. Mr. Haldeman

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Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Putnam Funds since June	Putnam Funds. Prior to	serves on the Partners HealthCare Investment
2007	July 2008, he was	Committee, the Tuck School of Business at
	President and Chief	Dartmouth College Board of Overseers, and the
	Executive Officer of	Harvard Business School Board of Dean’s Advisors.
Putnam, LLC (“Putnam
Investments”). Prior to
November 2003, Mr.
Haldeman served as Co-
Head of Putnam
Investments’ Investment
Division.

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments.	Museum, Dana-Farber Cancer Institute, Lahey
	Member of Putnam	Clinic, and the Initiative for a Competitive Inner
	Investments’ Executive	City, in Boston. He is a member of the Chief
	Board of Directors.	Executives Club of Boston, the National
	Prior to joining Putnam	Innovation Initiative, and the Council on
	Investments in 2008, Mr.	Competitiveness, and he is a former President of the
	Reynolds was Vice	Commercial Club of Boston. Prior to 2008, he
	Chairman and Chief	served as a Director of FMR Corporation, Fidelity
	Operating Officer of	Investments Insurance Ltd., Fidelity Investments
	Fidelity Investments	Canada Ltd., and Fidelity Management Trust
	from 2000 to 2007.	Company and as a Trustee of the Fidelity Family of
Funds.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2007, there were 102 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

*Trustees who are “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management Limited Partnership (“Putnam Retail Management”). Messrs. Haldeman and Reynolds are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management. As of July 2008, Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and is Chairman of Putnam Investment Management, LLC. Prior to July 2008, he was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

II-44

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Charles E. Porter[4]	Since 1989	Executive Vice President, Associate Treasurer and
(Born 1938), Executive Vice		Principal Executive Officer, The Putnam Funds.
President, Principal Executive
Officer, Associate Treasurer
and Compliance Liaison

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam
(Born 1955), Senior Vice		Funds. Prior to 2004, Managing Director, Putnam
President and Treasurer		Investments.

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.
and Principal Financial Officer

Janet C. Smith	Since 2007	Managing Director, Putnam Investments and
(Born 1965), Vice President,		Putnam Management.
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor	Since 2002	Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.

Robert R. Leveille	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1969), Vice President		Management and Putnam Retail Management
and Chief Compliance Officer		Prior to 2005, a member of Bell Boyd & Lloyd LLC,
and prior to 2003, Vice President and Senior
Counsel of Liberty Funds Group LLC.

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments.
(Born 1962), Vice President
and BSA Compliance Officer

Francis J. McNamara, III	Since 2004	Senior Managing Director, Putnam Investments and
(Born 1955), Vice President		Putnam Management. Prior to 2004, General
and Chief Legal Officer		Counsel of State Street Research & Management
Company.

James P. Pappas	Since 2004	Managing Director, Putnam Investments and
(Born 1953), Vice President		Putnam Management.

Judith Cohen[4]	Since 1993	Vice President, Clerk and Assistant Treasurer, The
(Born 1945), Vice President,		Putnam Funds.
Clerk and Assistant Treasurer

Wanda M. McManus[4]	Since 1993	Vice President, Senior Associate Treasurer and
(Born 1947), Vice President,		Assistant Clerk, The Putnam Funds.
Senior Associate Treasurer and
Assistant Clerk

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer
(Born 1957), Vice President,		and Proxy Manager, The Putnam Funds.
Assistant Clerk, Assistant
Treasurer and Proxy Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Management.
(Born 1957),Vice President
and Assistant Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

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3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Standing Committees of the Board of Trustees

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill, Leibler and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Patterson and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Curtis, Putnam and Worley.

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders. The Committee also reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis and Patterson and Drs. Joskow and Kennan.

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Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products and proposed structural changes to existing funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler, and Patterson.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

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Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Leibler (Chairperson) and Haldeman and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Darretta (Chairperson), Curtis, Hill and Reynolds. Investment Oversight Committee C currently consists of Messrs. Worley (Chairperson) and Patterson and Ms. Baxter. Investment Oversight Committee D currently consists of Ms. Drucker (Chairperson), Mr. Putnam and Dr. Kennan.

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Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board's general oversight of the investment performance of the funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters relating to fund investments and Putnam Management's investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Leibler and Worley.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the

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Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson and Ms. Drucker.

Indemnification of Trustees

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments, of which a majority is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale.

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The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition, for all funds through June 30, 2009, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter in accordance with Lipper’s standard method for comparing fund expenses based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual

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charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time., pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, PIL pursuant to a sub-advisory agreement among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

Under other terms of the sub-advisory contract, PAC, at its own expense, furnishes recommendations to purchase, hold, sell or exchange investments, securities and assets for that portion of the fund that is allocated to PAC from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will determine whether to execute each such recommendation by PAC, whose activities as sub-adviser are subject to the supervision of Putnam Management (and, if applicable, PIL).

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or

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omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

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As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when

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purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Leader(s) and Portfolio Member(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Leader(s) and Portfolio Member(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “Other Accounts Managed by the Fund’s Portfolio Managers” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most

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favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

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The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

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Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

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Certain dealers also receive payments from PFTC in recognition of services they provide to shareholders who invest in the fund or other Putnam funds through an omnibus account or to retirement plan participants who invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by PFTC to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (generally depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (generally depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. PFTC also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for payments to dealers for sub-accounting services that are based on the number of plan participants or

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shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis. In addition, as described in the following paragraph, the payments to Mercer HR Services, LLC (“MHRS”) for sub-accounting, recordkeeping, retirement plan administration and other services are expected to exceed 0.13% of the total assets of plan participants or shareholders in the funds on an annual basis.

PFTC and its affiliates transferred their defined contribution plan administration business to MHRS, an affiliate of PFTC at the time, effective January 1, 2005. PFTC has agreed to pay MHRS approximately 0.296% of the average value of the assets in MHRS-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in MHRS-administered retirement plans with respect to their investments in the funds. In addition to these payments, PFTC’s affiliates may make payments to MHRS and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans" — “Additional Dealer Payments.”

Custodian

Effective January 1, 2007, the fund retained State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. PFTC, the fund’s previous custodian, is managing the transfer of the fund’s assets to State Street, and this transfer has been substantially completed. PFTC may employ one or more sub-custodians in fulfilling its remaining responsibilities. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

The fund paid PFTC an annual fee based on the fund’s assets held by it and on securities transactions processed by it and reimbursed it for certain out-of-pocket expenses. In addition to the fees the fund paid to PFTC for providing custody services, the fund made additional payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. See “Charges and expenses” in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston, Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

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The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the “Exchange”) is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

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Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such

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Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the Exchange. If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next

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determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Putnam Municipal Money Market Fund. The fund makes a continuous offering of its shares, which are sold at the net asset value per share next determined after confirmation of a completed purchase order by Putnam Investor Services. As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from the provisions set forth below for other Putnam funds. The fund’s prospectus contains detailed information on these terms and conditions. Payment for shares must be in

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federal funds or other immediately available funds. No initial or contingent deferred sales charges apply to shares of this fund.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the $1 million sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $3 million, 0.50% of the next $47 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

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For Taxable and Tax-Free Income Funds only (except for Money Market Funds and Putnam Floating Rate Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Floating Rate Income Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 100,000	3.25%	3.00%	2.00%	1.80%
100,000 but under 250,000	2.50	2.25	1.20	1.00
250,000 but under 500,000	2.00	1.75	1.00	1.00
500,000 but under 1,000,000	1.50	1.25	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

*The fund will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Purchases of $1 million or more of class A shares. Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the eighteenth-month anniversary of the purchase falls, unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $1 million or more), if the shares are redeemed before the first day of the month in which the eighteenth-month anniversary of the original purchase falls.

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The CDSC assessed on redemptions of fewer than all of an investor's class A shares eligible for a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-eligible class A shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-eligible class A shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of class A shares to compensate it for the up-front commissions paid to financial intermediaries for class A share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA, including Putnam Rollover IRAs for which Putnam Retail Management or an affiliate is the dealer of record, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Class M CDSC and dealer commission
All growth, blend, value and asset allocation funds:	0.65%

All income funds (except Putnam Money Market Fund):	0.40%

Putnam Money Market Fund	0.15%

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Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Insured Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

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Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund and Putnam Small Cap Growth Fund, on or around the end of the month six years after the purchase date; and for

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Mid Cap Value Fund, six and one half years). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares.

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts;

(viii) college savings plans that qualify for tax-exempt treatment under section 529 of the Code; and

(ix) investors who invest liquidation proceeds from Putnam closed-end funds.

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In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulating Authority (“FINRA”) and/or SEC regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying an initial sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

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Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply to automatic rebalancing arrangements entered into by Putnam Retail Management and dealers and also will not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.” In addition, the short-term trading fee will not apply to shares sold or exchanged by a Putnam fund-of-funds or a Section 529 college savings plan.

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code;

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code of 1986, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

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(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

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If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Benefit Plans

Purchases of $1 million or more of class A shares. On sales of class A shares at net asset value to a qualified benefit plan or a health reimbursement account, Putnam Retail Management pays commissions monthly to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

Purchases of class R shares. Putnam Retail Management may, at its discretion, pay commissions of up to 1.00% on sales of class R shares. For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a

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vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Insured Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Income-Growth Trust
0.25% for shares purchased after 12/31/89	The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Health Sciences Trust
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Vista Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

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Rate*	Fund

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Insured Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

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0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.

Rate	Fund

0.65%	All growth, blend, value and asset allocation funds
currently making payments under a class M
distribution plan

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Money
Market Fund)

0.15%	Putnam Money Market Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for all growth, blend, value and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M

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shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund and Putnam Money Market Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class S Shares

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).

Rate	Fund
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0.10%	Putnam Municipal Money Market Fund

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Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

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As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

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Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2007:

A.G. Edwards & Sons, Inc.	Mellon Financial Markets, LLC

Advantage Capital Corporation	Merrill Lynch Life Insurance Company

AIG Financial Advisors, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

American General Securities Incorporated	MetLife Securities, Inc.

American Portfolios Financial Services, Inc.	ML Life Insurance Company of New York

Ameriprise Financial Services, Inc.	Morgan Stanley & Co. Incorporated

Associated Securities Corporation	Multi-Financial Securities Corporation

AXA Financial Services, Inc.	Mutual Service Corporation

BancWest Investment Services, Inc.	National Planning Corporation

Bank of New York	New England Securities Corporation

Bear, Stearns Securities Corporation	Next Financial Group, Inc.

Cadaret, Grant & Co. Inc.	NFP Securities, Inc.

CCO Investment Services Corp.	Northwestern Mutual Investment Services, LLC

Chase Investment Services Corp.	Oppenheimer & Co. Inc.

Citibank N.A.	People’s Securities

Citicorp Investment Services	PFS Investments, Inc.

Citigroup Global Markets, Inc.	Piper Jaffray & Co.

Commonwealth Equity Services	PNC Investments

Contemporary Financial Solutions	Prime Vest Financial Services, Inc.

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

Edward D. Jones & Co.	Raymond James Financial Services, Inc.

Financial Network Investment Corp.	RBC Dain Rauscher, Inc.

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FSC Securities Corporation	Robert W. Baird & Co. Incorporated

Genworth Financial Securities Corp.	Royal Alliance Associates

Goldman, Sachs and Co.	Securities America Financial Corporation, Inc.

HD Vest Investment Securities, Inc.	Signator Investors, Inc.

IFMG Securities, Inc.	SII Investments

ING Financial Partners	Sungard Institutional Brokerage, Inc.

INVEST Financial Corporation	SunTrust Investment Services, Inc.

Investment Centers of America, Inc.	U.S. Bancorp Investments, Inc.

J.P. Morgan Securities Inc.	UBS Financial Services Inc.

Janney Montgomery Scott LLC	United Planners Financial Services of America

Key Investment Services	UVEST Financial Services, Inc.

LaSalle Bank National Association	Wachovia Securities, LLC

Lincoln Financial Advisors Corp.	Walnut Street Securities, Inc.

Lincoln Investment Planning, Inc.	WaMu Investments, Inc.

Linsco/Private Ledger Corp.	Waterstone Financial Group Inc.

M L Stern & Company	Wells Fargo Investments, LLC

M&T Securities, Inc.	Woodbury Financial Services, Inc.

McDonald Investments, Inc.

Additional dealers may receive marketing support payments in 2008 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2007 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

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Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

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The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2007:

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ADP Broker-Dealer, Inc.	MSCS Financial Services, LLC

Ameriprise Financial Services, Inc.	National Financial Services LLC

AST Trust Company	Nationwide Investment Services Corp

BISYS Retirement Services, Inc.	Nationwide Life Insurance Company

Charles Schwab & Co., Inc.	Newport Retirement Services, Inc.

Charles Schwab Trust Company	NYLIFE Distributors LLC

CompuSys/Erisa Group	Pershing LLC

Correll Co.	Plan Administrators, Inc.

CPI Qualified Plan Consultants, Inc.	The Princeton Retirement Group, Inc.

DailyAccess Corporation	Principal Life Insurance Co.

Dyatech, LLC	Prudential Investment Management Services LLC

ExpertPlan, Inc.	Prudential Investments LLC

Financial Administrative Services Corp.	Princor Financial Services, Inc.

Fiserv Trust Company	Reliance Trust Company

Great-West Life & Annuity Insurance Co.	Standard Retirement Services, Inc.

GWFS Equities, Inc.	Stephen’s Valuation Systems

Hartford Life Insurance Co.	SunTrust Bank

July Business Services	The 401K Company

Massachusetts Mutual Life Insurance Co.	Trusource, a division of Union Bank of California, N.A.

McLeod Administrative Services Inc.	Union Bank of California, N.A.

Mercer HR Services LLC	Upromise Investments, Inc.

Merrill Lynch, Pierce, Fenner & Smith, Inc.	VALIC Retirement Services Company

MFS Heritage Trust Company	Wachovia Bank, N.A.

MFS Retirement Services, Inc.	Wells Fargo Bank, N.A.

MidAtlantic Capital Corporation	Wilmington Trust Company

Milliman, Inc.

Additional dealers may receive program servicing payments in 2008 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2007 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from the funds’ transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “MANAGEMENT –Investor Servicing Agent” for more details.

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You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, PFTC or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m., and Saturdays from 9:00 a.m. to 5:00 p.m., Boston time, for more information, including account balances. Shareholders can also visit the Putnam Web site at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details. A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

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Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

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Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

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Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to

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change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581. Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

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The Dividends PLUS program may be revised or terminated at any time.

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Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension

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plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with PFTC’s signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

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REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and voluntary postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). Shareholders may obtain the fund’s Form N-CSR and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, the fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com, as disclosed in the following table:

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Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter(2)

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web. Full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in six other Putnam funds, are posted on www.putnam.com approximately 15 days after the end of each month. Please see these funds’ prospectus for their target allocations.

(2) Money Market Funds make full quarterly holdings available on the Putnam website on or after the sixth business day after the end of each calendar quarter and may do so more frequently if determined by the Funds’ Chief Compliance Officer, but only to the extent it is in the best interest of the Money Market Funds’ shareholders.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

The fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer (McMunn Associates, Inc.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s

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portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

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A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

CLAIMS-PAYING ABILITY RATINGS

The fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default. The fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

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The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

Secure claims-paying ability – AAA to BBB
Vulnerable claims-paying ability – BB to CCC

AAA -- Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA -- Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A -- Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB -- Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB -- Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B -- Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C -- Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The 'R' rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated. The insurer is not rated by Standard & Poor's. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

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Plus (+) or minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company's ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

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Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Fitch IBCA / International Insurance Claims-Paying Ability Ratings

Fitch IBCA credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch IBCA credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

AAA -- Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

AA --Very strong claims-paying ability. Insurers rated ‘AA’ have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A -- Strong claims-paying ability. Insurers rated ‘A’ have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.

BBB -- Good claims-paying ability. Insurers rated ‘BBB’ have a good capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB -- Speculative claims-paying ability. Insurers rated ‘BB’ have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be more problematic than in the case of higher rated insurers.

B -- Vulnerable claims-paying ability. Insurers rated ‘B’ have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

CCC, CC, C-- Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

D -- Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed, or reduced.

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Notes:

"+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

IQ ratings - Fitch IBCA Qualified: Provided for issuers based solely on information in the public domain. These ratings include significant analytical input. Because of the reduced information presented in this process, compared with the full claims-paying ability rating approach, these ratings tend to be conservative and do not employ "+" or "-" qualifiers.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting

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shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director:

• who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the

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company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

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Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

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► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and

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senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

o the company undergoes a change in control, and

o the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

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• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of

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equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case -by -case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees will also consider whether a company’s severance payment arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

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Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

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Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

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• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 15, 2008

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Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

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For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

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PUTNAM RETIREMENTREADY® FUNDS

FORM N-1A
PART C

OTHER INFORMATION

Item 23. Exhibits

(a) Agreement and Declaration of Trust – Incorporated by reference to the Registrant's Initial Registration Statement.

(b) By-Laws – Incorporated by reference to the Registrant's Initial Registration Statement.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights – Incorporated by reference to the Initial Registrant's Registration Statement.

(c)(2) Portions of By-Laws Relating to Shareholders’ Rights –Incorporated by reference to the Registrant's Initial Registration Statement.

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(d) Management Contract with Putnam Investment Management, LLC dated August 3, 2007 – Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement.

(e) Distributor’s Contract with Putnam Retail Management Limited Partnership dated August 3, 2007– Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement.

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(e)(2) Form of Dealer Sales Contract - Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(e)(3) Form of Financial Institution Sales Contract- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 – Incorporated by reference to Post-Effective Amendment No.

1 to the Registrant's Registration Statement.

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(g) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007 - Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement.

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(h)(1) Amended and Restated Investor Servicing Agreement with Putnam Fiduciary Trust Company dated January 1, 2005 - Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement.

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(h)(2) Letter of Indemnity dated December 18, 2003 with Putnam Investment Management- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

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(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement.

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(i) Opinion of Ropes & Gray LLP, including consent – Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement

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(j) Consent of Independent Registered Public Accounting Firm –

Exhibit 1

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(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant -Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

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(m)(1) Class A Distribution Plan and Agreement dated June 11, 2004 -Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(m)(2) Class B Distribution Plan and Agreement dated June 11, 2004 -Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(m)(3) Class C Distribution Plan and Agreement dated June 11, 2004 -Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(m)(4) Class M Distribution Plan and Agreement dated June 11, 2004 -Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(m)(5) Class R Distribution Plan and Agreement dated June 11, 2004 -Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

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(m)(6) Form of Dealer Service Agreement- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(m)(7) Form of Financial Institution Service Agreement- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

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(n) Rule 18f-3 Plan dated October 9, 2008.

Exhibit 2

(p)(1) The Putnam Funds Code of Ethics dated July 2007 – Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement.

(p)(2) Putnam Investments Code of Ethics dated May, 2008-

Exhibit 3.

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Item 24. Persons Controlled by or under Common Control with Registrant

None.

Item 25. Indemnification

Indemnification Not Exclusive

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The information required by this item is incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-21598).

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Item 26. Business and Other Connections of the Investment Adviser

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Except as set forth below, the directors and officers of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), of Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and of The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Name and Title	Non-Putnam business, profession, vocation or
employment
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Gian D. Fabbri	Partner, KF Style, LLC, 73 Charles St., Boston,
Assistant Vice President, Putnam	MA 02114
Investment Management, LLC
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Anton D. Simon	Non Executive Director, Drillgreat Ltd.,
Managing Director	(previously known as Monsoon Accessorize),
Putnam Investments Limited	Monsoon Building, 179 Harrow Rd, London
W26NB, England
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Anne Marie Duffy	Prior to July 2007, Attorney, Proskauer Rose,
Vice President	LLP, One International Place,
Putnam Investment Management, LLC	Boston, MA 02110

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Carlo N. Forcione	Prior to November 2007, Associate, Ropes &
Vice President	Gray, LLP, One International Place,
Putnam Investment Management, LLC	Boston, MA 02110

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Joseph S. Mangiafico Jr.	Prior to May 2007, Trust Administration
Vice President	Analyst, Wellington Management,
Putnam Investment Management, LLC	75 State Street, Boston, MA 02109

Item 27. Principal Underwriter

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(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant: Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Capital Appreciation Fund, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Discovery Growth Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, Putnam Funds Trust, The Putnam Fund for Growth and Income, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam TH Lee Emerging Opportunities Portfolio, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund and Putnam Voyager Fund.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the Underwriter

Aaron III Jefferson F.	Senior Vice President

Ahearn Paul D.	Vice President

Alberghene D. Michael	Assistant Vice President

Alessi John J.	Vice President

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Altomare Mario P.	Senior Vice President

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Amisano Paulette Cusick	Vice President

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Ashibe Sumie	Assistant Vice President

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Azzarito Nicholas S.	Vice President

Babcock III Warren W.	Senior Vice President

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Baker Christopher H.	Senior Vice President

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Baker Erin L.	Senior Vice President

Balfour Renee	Assistant Vice President

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Barnett William E.	Senior Vice President

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Bartlett-Armstrong Laura Ann	Senior Vice President

Bartony Paul A.	Senior Vice President

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Benson Matthew Richard	Vice President

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Black Robert W.	Vice President

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Boornazian Aram R.	Assistant Vice President

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Borden Richard S.	Senior Vice President

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Bradford Jr. Linwood E.	Senior Managing Director

Brown Michael D.	Senior Vice President

Buffington Scott R.	Senior Vice President

Bumpus James F.	Managing Director

Bunker Christopher M.	Senior Vice President

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Burke Brian M.	Vice President

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Burns Robert T	Managing Director

Cabana Susan D.	Senior Vice President

Call Timothy W.	Senior Vice President

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Callahan Lea H	Vice President

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Campbell Christopher F.	Vice President

Caple Daniel S.	Senior Vice President

Card Victoria R.	Vice President

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Casale Jeffrey D.	Vice President

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Casey David M.	Senior Vice President

Cass William D.	Senior Vice President

Chapman Frederick	Senior Vice President

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Clark James F	Senior Vice President

Coletti Stefanie H.	Vice President

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Colman Donald M.	Senior Vice President

Coneeny Mark L.	Managing Director

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Conkle Henry R.	Senior Vice President

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Connolly William T.	Senior Managing Director

Cooley Jonathan A.	Senior Vice President

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Corbett Dennis T.	Senior Vice President

Cosentino Joseph D.	Vice President

Coveney Anne M.	Managing Director

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Crilly Lindsay T.	Vice President

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Cristo Chad H.	Managing Director

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Curtin Brian	Senior Vice President

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Dahill Jessica E.	Senior Vice President

Daley Eric Hugh	Senior Vice President

Daly Elizabeth Paul	Vice President

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D'Amico Charles Joseph	Vice President

DeAngelis Adam	Senior Vice President

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DeGregorio Jr. Richard A.	Vice President

Demery Thomas R.	Vice President

Dewey Jr. Paul S.	Managing Director

DiBuono Jeffrey P.	Vice President

DiPietro Daniel S.	Assistant Vice President

Donadio Joyce M.	Senior Vice President

Doyle Michelle	Assistant Vice President

Druker Linda A.	Assistant Vice President

Duffy Anne Marie	Vice President

Dyer Martin	Senior Vice President

Economou Stefan G.	Vice President

Eidelberg Kathleen E.	Vice President

Erlandson William J.	Senior Vice President

Favaloro Beth A.	Managing Director

Felan III Catarino	Senior Vice President

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Ferguson Justin D.	Vice President

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Fiedler Stephen J.	Senior Vice President

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Filmore Benjamin R.	Senior Vice President

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Fleming Robert A.	Vice President

Fogarty Jr. Vincent G.	Senior Vice President

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Forcione Carlo	Vice President

Forrester Gordon M.	Managing Director

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Foster Laura G.	Senior Vice President

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Fraunces George D.	Senior Vice President

Fredericks Peter Torrey	Vice President

Furmark Per Christian	Senior Vice President

Gauvin Tiffany M.	Vice President

Gentile Donald A.	Vice President

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Georgantas Arthur	Senior Vice President

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Geraigery Mark F.	Assistant Vice President

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Giacobbe Gale L.	Vice President

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Giessler Todd C.	Vice President

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Graye Mitchell T.G.	Senior Managing Director

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Greeley Jr. Robert E.	Vice President

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Greenwood Julie M.	Senior Vice President

Haines James B	Senior Vice President

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Haldeman Jr. Charles E.*	President

Halloran James E.	Senior Vice President

Halloran Thomas W.	Managing Director

Hancock Nancy E.	Vice President

Hartigan Maureen A.	Senior Vice President

Hayes Alexander D.	Vice President

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Hilliard Geoffrey W.	Managing Director

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Hollenbeck Daniel J.	Assistant Vice President

Homer Edward M.	Assistant Vice President

Horby Gary C.	Senior Vice President

Hoyt Paula J.	Senior Vice President

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Huang Jesse C.	Senior Vice President

Hughes Rosemary A.	Vice President

Hume John P.	Senior Vice President

Ichikawa Junko	Assistant Vice President

Inoue Hitoshi	Senior Vice President

Iskandar Anthony Michael	Vice President

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Jarman Marc Steven	Vice President

Jones Thomas A.	Managing Director

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Kagami Masao	Senior Vice President

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Kapinos Peter J.	Senior Vice President

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Kay Karen R	Managing Director

Kealty Joseph M.	Vice President

Keith Pamela J.	Vice President

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Kelley Brian J.	Managing Director

Kelly A. Siobhan	Senior Vice President

Kemp Emily A.	Senior Vice President

Kennedy Daniel J.	Senior Vice President

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Kersten Charles N.	Senior Vice President

Keve Peony Katherine	Vice President

Kiehn Jaime Michelle	Vice President

Kinsman Anne M.	Senior Vice President

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Korn Jennifer D.	Vice President

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Kotsiras Steven	Senior Vice President

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Kurihara Ikuo	Senior Vice President

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LaBarge Melissa A	Vice President

Lacascia Charles M.	Managing Director

Lacour Jayme J.	Vice President

Lampron Michelle S.	Assistant Vice President

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Laplante Karen M.	Assistant Vice President

Leahy Jon F.	Vice President

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Lecce Vincent L.	Vice President

Leveille Robert R. **	Managing Director

Levy Norman S.	Senior Vice President

Lieberman Samuel L.	Senior Vice President

Link Christopher H.	Senior Vice President

Lohmeier Andrew	Senior Vice President

Maher Stephen B.	Vice President

Maher James M.	Vice President

Mahoney Julie M.	Senior Vice President

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Martin David M.	Senior Vice President

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Martino Eric M.	Assistant Vice President

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Marzelli Kristine	Assistant Vice President

Mattucci John T.	Senior Vice President

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McCafferty Karen A.	Managing Director

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McCarthy Anne B	Vice President

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McCarthy Brendan J.	Senior Vice President

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McCloy Andrew P.	Vice President

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McColgan Lee E.	Vice President

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McCollough Martha J.	Assistant Vice President

McDaries Jane S.	Assistant Vice President

McDermott Robert J.	Senior Vice President

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McDonnell Daniel Joseph	Assistant Vice President

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McKenna Mark J.	Managing Director

McLelland Lauren J.	Assistant Vice President

Mehta Ashok	Senior Vice President

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Miller Daniel R.	Vice President

Millette Michelle T.	Vice President

Minor Sean Charles	Vice President

Minsk Judith	Senior Vice President

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Misarti Adrian Paul	Managing Director

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Mitchell Thomas M.	Senior Vice President

Molesky Kevin P.	Senior Vice President

Moody Paul R.	Senior Vice President

Moore George D.	Vice President

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Morais Joseph	Vice President

Morton Jenny S.	Managing Director

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Murphy Brian X.	Assistant Vice President

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Murray Brendan T.	Vice President

Nabeshima Nobufusa	Senior Vice President

Nagashima Toshio	Managing Director

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Nakamura Denise-Marie	Senior Vice President

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Naumann Daniel	Vice President

Nichols Leslie G.	Vice President

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Nickodemus John P.	Managing Director

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Norcross George H.	Senior Vice President

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O'Connell Jr. Paul P.	Senior Vice President

O'Connor Brian P.	Senior Vice President

O'Connor Matthew P.	Managing Director

Olsen Stephen	Vice President

Otsuka Fumihiko	Managing Director

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Otsuka Haruo	Vice President

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Paul Nicholas J.	Vice President

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Pedersen Eric Christian	Senior Vice President

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Perkins Erin M.	Senior Vice President

Petitti Joseph P.	Senior Vice President

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Pheeney Bradford S.	Vice President

Pheeney Douglas K.	Vice President

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Phoenix Joseph T.	Managing Director

Pike John R.	Managing Director

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Pitcher Ciara L.	Assistant Vice President

Powers Michele M.	Assistant Vice President

Pulkrabek Scott M.	Senior Vice President

Puzzangara John C.	Senior Vice President

Puzzangara Kendra L.	Senior Vice President

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Quigley Jr. Arthur J.	Vice President

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Quinn Brian J.	Senior Vice President

Quinn Kyle C.	Vice President

Reid Sandra L.	Senior Vice President

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Reynolds Angela Rene	Vice President

Riccardella Paul A.	Vice President

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Ritter Jesse D	Vice President

Rodammer Kris	Senior Vice President

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Sandhu Jyotsana Wadera	Vice President

Scales Matthew B.	Senior Vice President

Schack Carsten	Senior Vice President

Schepp Peter Paul Wilhelm	Senior Vice President

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Schnitman Michael W.	Senior Vice President

Segers Elizabeth R.	Managing Director

Seydler Bonnie S.	Senior Vice President

Shanley Elizabeth M.	Vice President

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Sharp Kimberly I.	Vice President

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Shea Lisa M.	Assistant Vice President

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Shimokawa Ryuichi	Senior Vice President

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Shipman Carroll E.	Senior Vice President

Short Jr. Harold P.	Managing Director

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Simonetti Andrew	Assistant Vice President

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Skomial Victoria S.	Assistant Vice President

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Sloane Melissa A.	Vice President

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Snyder Scott Joseph	Assistant Vice President

Sochanek Regan A.	Vice President

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Spigelmeyer III Carl M.	Senior Vice President

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Spooner Andrew C.	Vice President

Stark Kerri A.	Senior Vice President

Stathoulopoulos Manny	Vice President

Steingarten Brie A.E.	Vice President

Stern Derek	Vice President

Stuart James F.	Senior Vice President

Sullivan Brian L.	Senior Vice President

Sullivan Daniel John	Vice President

Sullivan Elaine M.	Managing Director

Taber Rene B.	Senior Vice President

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Tate Stephen J.	Senior Vice President

Thomas Keith E.	Senior Vice President

Thompson Christopher C.	Managing Director

Tolmie Ryan J.	Assistant Vice President

Tottenham Abby	Assistant Vice President

Tsuruoka Kei	Vice President

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Tucker Jason A.	Managing Director

Tyrie David C.	Managing Director

Urban Elke R.	Vice President

Valentin-Hess Carmen	Vice President

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Wall Charles	Senior Vice President

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Wallace Stephen	Senior Vice President

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Walsh Peter	Senior Vice President

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Webster David C.	Vice President

Wentworth Jonathan M.	Vice President

White Patrick J.	Senior Vice President

Wilde Michael R.	Vice President

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Williams Brie P.	Senior Vice President

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Williams John K.	Assistant Vice President

Wynn Jr. Frederick M.	Managing Director

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Yamaki Tomoko	Senior Vice President

Yamamoto Kayo	Vice President

Yamane Chizue	Vice President

Yokoyama Hitomi	Vice President

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Zannino David J.	Vice President

Zechello Steven R.	Senior Vice President

Zitnay Lauren K.	Assistant Vice President

Zografos-Preusser Laura J.	Senior Vice President

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Zoltowski Michelle F.	Vice President

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*Mr. Haldeman is the President of the Registrant.

**Mr. Leveille is Vice President and Chief Compliance Officer of the Registrant.

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Item 28. Location of Accounts and Records

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Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are the Registrant's Clerk, Judith Cohen; the Registrant's investment adviser, Putnam Investment Management, LLC (“PIM”); the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (“PRM”); the Registrant's custodian, State Street Bank & Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of Putnam Fiduciary Trust Company. The address of the Clerk, PIM, PRM and PFTC is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette, Boston, Massachusetts 02111.

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Item 29. Management Services

None.

Item 30. Undertakings

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None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam RetirementReady Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

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POWER OF ATTORNEY

I, the undersigned Trustee of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Jonathan S. Horwitz, John W. Gerstmayr and Bryan Chegwidden, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-1A of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

Signature	Title	Date

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/s/ Robert L. Reynolds
---------------------------------------	Trustee	September 12, 2008
Robert L. Reynolds
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Schedule A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
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Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Discovery Growth Fund
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Equity Fund
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
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Investors Fund
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Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund

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Schedule A (continued)

Putnam RetirementReady® Funds
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam Tax Smart Funds Trust
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund

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SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 26th day of November, 2008.

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PUTNAM RETIREMENTREADY FUNDS

By: /s/ Charles E. Porter, Executive Vice President,
Associate Treasurer, Principal Executive Officer and
Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title

John A. Hill	Chairman of the Board and Trustee

Jameson A. Baxter	Vice Chairman of the Board and Trustee

Charles E. Haldeman, Jr.	President and Trustee

Charles E. Porter	Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance Liaison

Steven D. Krichmar	Vice President and Principal Financial Officer

Janet C. Smith	Vice President, Assistant Treasurer and Principal
Accounting Officer

Charles B. Curtis	Trustee

Robert J. Darretta	Trustee

Myra R. Drucker	Trustee
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Paul L. Joskow	Trustee

Elizabeth T. Kennan	Trustee

Kenneth R. Leibler	Trustee

Robert E. Patterson	Trustee

George Putnam, III	Trustee

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Robert L. Reynolds	Trustee

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Richard B. Worley	Trustee

	By:	/s/ Charles E. Porter, as Attorney -in-Fact
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November 26, 2008
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Item 23 Exhibit

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(j) Consent of Independent Registered Public Accounting Firm.

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(n) Rule 18f-3 Plan dated October 9, 2008.

(p)(2) Putnam Investments Code of Ethics dated May 2008

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